Exhibit 4.1

                           DOLLAR GENERAL CORPORATION

                       401(k) SAVINGS AND RETIREMENT PLAN

                        (Consolidating Amendments through
                     January 1, 2003 and Complying with the
                 Small Business Job Protection Act of 1996, the
              Taxpayer Relief Act of 1997, and related legislation)






     AN AMENDMENT, COMPLETE RESTATEMENT, CONVERSION AND CONTINUATION OF THE


                   DOLLAR GENERAL CORPORATION RETIREMENT PLAN


                                     AND THE


   DOLLAR GENERAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN AS THE ABOVE PLAN


                            EFFECTIVE JANUARY 1, 1998

               (Consolidating Amendments through January 1, 2003)


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
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
1.   INTRODUCTION............................................................................1
2.   DEFINITIONS.............................................................................2
         2.1      Account or Accounts........................................................2
         2.2      Actual Deferral Percentage.................................................3
         2.3      Administrator or Plan Administrator........................................3
         2.4      Aggregate Limit............................................................3
         2.5      Allocation Date............................................................4
         2.6      Allocation Period..........................................................4
         2.7      Annuity Starting Date......................................................4
         2.8      Average Contribution Percentage............................................4
         2.9      Beneficiary................................................................4
         2.10     Benefit Administration Committee or Committee..............................5
         2.11     Board......................................................................5
         2.12     Break in Service...........................................................5
         2.13     Code.......................................................................5
         2.14     Company....................................................................5
         2.15     Compensation...............................................................5
         2.16     Compensation for Testing Purposes..........................................6
         2.17     Contribution Percentage....................................................6
         2.18     Contribution Percentage Amount.............................................6
         2.19     Controlled Group Member....................................................7
         2.20     Disability.................................................................7
         2.21     Effective Date.............................................................7
         2.22     Elective Deferrals.........................................................8
         2.23     Eligible Employee..........................................................8
         2.24     Employee...................................................................8
         2.25     Employee Stock Ownership Plan or ESOP......................................9
         2.26     Employer...................................................................9
         2.27     Employer Accounts..........................................................9
         2.28     Employer Contribution Forfeiture...........................................9
         2.29     Employer Contributions.....................................................9
         2.30     Employer Matching Contributions............................................9
         2.31     Employer Profit Sharing Contributions......................................9
         2.32     Employer Stock.............................................................9
         2.33     Employer Stock Fund.......................................................10
         2.34     Entry Date................................................................10
         2.35     ERISA.....................................................................10
         2.36     ESOP......................................................................10
         2.37     ESOP Accounts.............................................................10
         2.38     Excess Aggregate Contributions............................................10
         2.39     Excess Contributions......................................................11
         2.40     Excess Elective Deferrals.................................................11
         2.41     Fair Market Value.........................................................11
         2.42     Five-Percent Owner........................................................11

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

         2.43     Forfeiture Suspense Account...............................................11
         2.44     401(k) Discrimination Forfeitures.........................................12
         2.45     401(k) Plan Accounts......................................................12
         2.46     Highly Compensated Employee...............................................12
         2.47     Hour of Service...........................................................12
         2.48     Inactive Participant......................................................14
         2.49     Leased Employee...........................................................15
         2.50     Life Annuity..............................................................15
         2.51     Non-Highly Compensated Employees..........................................15
         2.52     Normal Retirement Age.....................................................15
         2.53     Normal Retirement Date....................................................15
         2.54     Participant...............................................................15
         2.55     Plan or 401(k) Plan.......................................................15
         2.56     Plan Year.................................................................15
         2.57     Qualified Domestic Relations Order........................................15
         2.58     Qualified Joint and Survivor Annuity......................................15
         2.59     Qualified Nonelective Employer Contributions..............................15
         2.60     Qualified Preretirement Survivor Annuity..................................16
         2.61     Retirement Plan...........................................................16
         2.62     Retirement Plan Accounts..................................................16
         2.63     Salary Deferral Agreement.................................................16
         2.64     Service...................................................................16
         2.65     Spouse....................................................................16
         2.66     Trust.....................................................................16
         2.67     Trust Agreement...........................................................16
         2.68     Trust Fund or Fund........................................................16
         2.69     Trustee...................................................................16
         2.70     Unit......................................................................16
         2.71     Unit Value................................................................17
         2.72     Vested....................................................................17
         2.73     Vested Benefit............................................................17
         2.74     Vesting Schedule..........................................................17
         2.75     Year of Eligibility Service...............................................17
         2.76     Year of Service...........................................................17
         2.77     Year of Vesting Service...................................................17
3.   ELIGIBILITY AND PARTICIPATION..........................................................17
         3.1      Eligibility...............................................................17
         3.2      Participation.............................................................18
         3.3      Reemployment..............................................................18
         3.4      Return to Eligible Class..................................................18
         3.5      Transfers among Employers which are Controlled Group Members or among Employers which are Majority Owned...............................18
         3.6      Acceptance................................................................19
         3.7      Absence in the Armed Services.............................................19

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

         3.8      Leased Employee...........................................................19
         3.9      Correcting Administrative Errors..........................................20
4.   CONTRIBUTIONS..........................................................................20
         4.1      Elective Deferrals........................................................20
         4.2      Employer Matching Contributions...........................................21
         4.3      Employer Profit Sharing Contributions.....................................22
         4.4      Rollovers to this Plan....................................................22
         4.5      Rollovers from this Plan..................................................23
         4.6      Prohibition of Reversion..................................................24
5.   PARTICIPANTS' ACCOUNTS.................................................................25
         5.1      Establishment of Participants' Accounts...................................25
         5.2      Allocation of Elective Deferrals Contributions............................26
         5.3      Allocations Under 401(k) Plan (Other Than Elective Deferrals).............29
         5.4      Valuation of Trust Fund...................................................30
         5.5      Average Contribution Percentage Test: the Aggregate Limit for Employer
                  Matching Contributions and Elective Contributions.........................32
         5.6      Inactive Participants.....................................................34
         5.7      Limitations on Allocations................................................34
         5.8      Allocation Not Equivalent to Vesting......................................38
6.   RETIREMENT AND DISABILITY BENEFITS.....................................................38
         6.1      Normal Retirement.........................................................38
         6.2      Disability Retirement.....................................................38
7.   DEATH BENEFITS BEFORE RETIREMENT ELIGIBILITY OR DISABILITY.............................38
         7.1      Death Benefit Before Retirement Eligibility or Disability in General......38
         7.2      Death Benefits Attributable to Plan Accounts Other Than
                  Retirement Plan Accounts..................................................38
         7.3      Death Benefits Attributable to Retirement Plan Accounts...................39
8.   SEVERANCE FROM SERVICE PRIOR TO RETIREMENT, DISABILITY OR
         DEATH:  VESTING AND FORFEITURES....................................................41
         8.1      Vested Benefit............................................................41
         8.2      Vesting Schedule..........................................................41
         8.3      Employer Contribution Forfeitures in General..............................42
         8.4      Restoration of Amounts Credited to Employer Contribution Forfeiture
                  Suspense Accounts and Possible Repayment Requirement for
                  Participants with Vested Benefits.........................................43
         8.5      Forfeiture and Restoration if No Vested Account Balance...................44
         8.6      Vested Interest in Employer Account after a Distribution or after
                  Termination of Employment.................................................45
9.   DISTRIBUTION RULES RELATING TO PLAN ACCOUNTS (OTHER THAN RETIREMENT PLAN ACCOUNTS).....46
         9.1      Provisions in General.....................................................46
         9.2      Method of Distribution....................................................46
         9.3      Date of Distribution......................................................46

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

10. SPECIAL PROTECTED BENEFIT DISTRIBUTION RULES RELATING
         TO THE RETIREMENT PLAN ACCOUNTS....................................................48
         10.1     Provisions in General.....................................................48
         10.2     Methods of Distribution upon Termination of Employment or Retirement......48
         10.3     Date of Distribution......................................................52
11. SPECIAL PROTECTED BENEFIT DISTRIBUTION RULES
         RELATING TO ESOP ACCOUNTS AND THE 401(k) PLAN
         EMPLOYER STOCK ACCOUNT.............................................................54
         11.1     Provisions in General.....................................................54
         11.2     Method of Distribution....................................................54
         11.3     Date of Distribution......................................................54
         11.4     Value of Vested Interest and Distribution in Cash or Property.............55
         11.5     Elective Distributions....................................................55
12. LEGAL RESTRICTIONS AND GENERAL REQUIREMENTS
         ON THE PAYMENT OF BENEFITS.........................................................56
         12.1     Minimum Required Distribution Restrictions................................56
         12.2     Value of Vested Interest and Distribution in Cash or Property.............57
         12.3     Forms and Proofs..........................................................57
         12.4     Distribution of Small Account(s) and Forfeiture of Nonvested Amounts......58
         12.5     Disclaimer by Beneficiary.................................................59
         12.6     Determination of Marital Status and Location of Surviving Spouse..........59
         12.7     Installment Distribution..................................................60
         12.8     Failure to Locate.........................................................60
         12.9     Elimination of the Same Desk Rule.........................................60
13. HARDSHIP WITHDRAWALS....................................................................60
         13.1     Hardship Withdrawals of Elective Deferrals................................60
14. LOANS...................................................................................62
15. TOP-HEAVY PLANS.........................................................................63
         15.1     Definitions...............................................................63
         15.2     Minimum Allocation........................................................66
         15.3     Minimum Vesting Schedule..................................................66
         15.4     Special Limitations on Top Heavy Allocations in Multiple Plans:
                  Code Section 415(e) Buy-Back..............................................67
16. PLAN ADMINISTRATION.....................................................................67
         16.1     Administrator.............................................................67
         16.2     Claims Procedure..........................................................68
         16.3     Records...................................................................69
         16.4     Delegation of Authority...................................................69
         16.5     Domestic Relations Orders.................................................70
17. THE TRUST...............................................................................71
         17.1     The Trust.................................................................71
         17.2     Contributions to Trustee..................................................72
         17.3     Investment Powers.........................................................72
         17.4     Employer-Directed Investments.............................................73

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

         17.5     The Participant-Directed Investments, Including Participant Loans.........74
         17.6     Custodial Role............................................................76
         17.7     Liability of Trustee......................................................76
         17.8     Court Actions.............................................................77
         17.9     Prudent Man Rule..........................................................77
         17.10    Prohibited Transactions...................................................77
         17.11    Conflict of Interest......................................................77
         17.12    Exemptions................................................................77
         17.13    Fiduciary Insurance.......................................................77
         17.14    Accounts..................................................................77
         17.15    Reports...................................................................78
         17.16    Payments..................................................................78
         17.17    Direction of Committee....................................................78
         17.18    Impossibility of Performance..............................................78
         17.19    Expenses..................................................................79
         17.20    Taxes and Withholding.....................................................79
         17.21    Resignation or Removal of Trustee.........................................79
         17.22    Transfer of Assets to a Successor Trustee or Other Medium of Funding......79
         17.23    Assets of Controlled Group Members........................................80
         17.24    Distributions in Kind.....................................................80
         17.25    Purchases and Sales of Employer Stock.....................................80
         17.26    Registration of Employer Stock............................................80
         17.27    Investments in Employer Stock.............................................81
         17.28    Voting and Tendering of Employer Stock....................................81
18. AMENDMENT OR TERMINATION................................................................83
         18.1     Right to Amend Plan.......................................................83
         18.2     Limitation of Right to Amend..............................................83
         18.3     Termination of Plan by Company............................................84
         18.4     Mergers...................................................................84
19. MISCELLANEOUS...........................................................................84
         19.1     Liability of Employer.....................................................84
         19.2     Spendthrift Clause........................................................85
         19.3     Successor Business of Employer............................................85
         19.4     Insurance Company Not Responsible.........................................85
         19.5     Persons Under Legal Disability............................................85
         19.6     Conflict of Provisions....................................................85
         19.7     Definition of Words.......................................................86
         19.8     Titles....................................................................86
         19.9     Multiple Copies...........................................................86
         19.10    Applicable Law............................................................86


                DOLLAR GENERAL 401(k) SAVINGS AND RETIREMENT PLAN
              (Consolidating Amendments through January 1, 2003 and
          Complying with the Small Business Job Protection Act of 1996, the Tax Payer Relief Act of 1997, and related legislation)

                                 1. INTRODUCTION

         This Dollar General Corporation 401(k) Savings and Retirement Plan (the "401(k) Plan") was established effective January 1, 1998 to provide benefits for, and to encourage savings by, eligible Employees of Dollar General Corporation ("Dollar General"), a Tennessee corporation. This Plan was an amendment, restatement, conversion and continuation of the Dollar General Retirement Plan (the "Retirement Plan"), which is a money purchase pension plan that was originally effective on January 1, 1982, and last restated completely effective January 1, 1998. Contemporaneously with the amendment, restatement, conversion and continuation of the Retirement Plan into this 401(k) Plan on January 1, 1998, the Dollar General Employee Stock Ownership Plan that was originally effective on January 1, 1984, and last restated completely effective January 1, 1998, was also amended, restated, converted from an ESOP and continued as this 401(k) Plan on January 1, 1998. The ESOP was not a leveraged ESOP. Furthermore, upon conversion effective January 1, 1998, this entire Plan is a defined contribution profit sharing plan.

         Prior to the amendment, restatement, conversion and continuation of the Retirement Plan and ESOP into this 401(k) Plan, each of the plans had a plan year beginning on February 1 and ending on January 31. Therefore, such plans had a short plan year for the plan year beginning February 1, 1997 and ending on December 31, 1997. On and after January 1, 1998, benefits, if any, shall accrue only under the 401(k) provisions of this Plan, the Retirement Plan Accounts and the ESOP Accounts being frozen (except for crediting of investment earnings and debiting of investment losses, distributions and plan expenses as provided herein).

         Immediately after the conversion of the Retirement Plan and the ESOP to the 401(k) Plan, each Participant in the 401(k) Plan was eligible to receive benefits under the 401(k) Plan, if it were then terminated, at least equal to the benefits payable immediately before the conversion from the Retirement Plan and the ESOP, if these plans were being terminated instead of converted. Furthermore, Code Section 411(d)(6) "protected benefits" accrued under the Retirement Plan and the ESOP as of December 31, 1997 shall be continued under this 401(k) Plan.

         As of January 1, 1998, all Employer Contribution Forfeitures which had arisen under the terms of the Retirement Plan and the ESOP were allocated. If an Employer Contribution Forfeiture must later be reestablished because a former
Employee is rehired, the Employer shall contribute an amount to the Plan sufficient to reestablish that Employer Contribution Forfeiture. No unallocated amounts due to the limitation on benefits described at Code Section 415 existed with respect to the Plan as of January 1, 1998.

         Upon the conversion of the Retirement Plan and the ESOP into the 401(k) Plan, all of the conditions of Code Section 414(l) and the regulations and other guidance thereunder were met. On or after the conversion, the balance of a Participant's Accounts attributable to the conversion from the Retirement Plan shall be distributable only on or after events that were permissible under the Retirement Plan. On and after the conversion, the balance of a Participant's Accounts attributable to the conversion from the ESOP shall be distributable as set forth herein.

         The provisions of this consolidated and continued Plan shall apply to an employee who is actively employed by the Employer on or after January 1, 1998, which is the date that this consolidated and continued Plan becomes operative, except as otherwise set forth herein, required by law or set forth in properly adopted amendments to the Plan. The rights and benefits, if any, of an Employee whose employment terminated before such date shall be determined in accordance with the provisions of the Plan that were in effect on the date that such employment was terminated; provided, however, that if full distribution of such an Employee's Account(s) did not occur prior to January 1, 1998, then the provisions of the consolidated and continued Plan shall apply in determining the subsequent investment and distribution of such Account(s).

         This Plan document includes amendments to reflect those changes necessary to comply with the General Agreement on Tariffs and Trade, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and related legislation and other guidance issued thereunder, with respect to the provisions of the Retirement Plan and the ESOP for applicable periods prior to January 1, 1998, as well as the provisions of this consolidated and continued Plan for periods on and after January 1, 1998. Effective as of January 1, 2002, or such other date as provided in the Plan, or as required (and to the extent required) by applicable law, the Plan is amended to include certain provisions and amendments in accordance with the provisions of The Economic Growth and Tax Relief Reconciliation Act of 2001 and related legislation, regulations, and other administrative guidance related thereto in addition to certain related design amendments. Effective as of January 14, 2002, this Plan document includes various design changes to facilitate investment diversification. In addition, effective January 1, 2003, the Plan is amended to include certain design changes and such other requirements as necessary to meet the safe harbor nondiscrimination requirements of Code Sections 401(k)(12) and 401(m)(11) (and the regulations and other guidance issued thereunder).

                                 2. DEFINITIONS

         Unless otherwise explicitly specified, the following words and phrases as used herein shall have the meanings set forth below and shall be interpreted as stated in this Article.

         2.1 "ACCOUNT" or "ACCOUNTS" shall mean the individual's accounts established and maintained in the name of each Participant pursuant to Section
5.1. These Accounts are as follows:

            (a) Elective Deferral Account;
            (b) Qualified Nonelective Employer Contribution Account;
            (c) Employer Matching Account;
            (d) Employer Profit Sharing Account;

            (e) Rollover Account;
            (f) Retirement Plan Account;
            (g) Retirement Plan Forfeiture Suspense Account;
            (h) ESOP Stock Account;
            (i) ESOP Investment Account;
            (j) PAYSOP Account; and
            (k) ESOP Forfeiture Suspense Account.

         2.2 "ACTUAL DEFERRAL PERCENTAGE" shall mean the average of the ratios (calculated separately for each Participant employed by the Employer and expressed as a percentage carried out to two decimal points) of:

            (a) the amount of Elective Deferrals actually paid over to the Trust Fund on behalf of such Participant for the current Plan Year to

            (b) the Participant's Compensation for Testing Purposes for such current Plan Year.

         The term "Elective Deferrals" for purposes of this calculation shall include Elective Deferrals made pursuant to the Participant's Salary Deferral Agreement, including the Participant's Excess Elective Deferrals if the Participant is a Highly Compensated Employee, but shall exclude Elective Deferrals that are taken into account in the Contribution Percentage test (provided the Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferrals). For purposes of computing Actual Deferral Percentages, an Eligible Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

         2.3 "ADMINISTRATOR" or "PLAN ADMINISTRATOR" shall mean, with respect to the Plan, the Company. The Plan Administrator may from time to time delegate its administrative duties and responsibilities to the Benefit Administration Committee or to other individuals in accordance with Section 16.4.

         2.4 "AGGREGATE LIMIT" shall mean the sum of:

            (a) one hundred twenty-five percent (125%) of the greater of the Actual Deferral Percentage of the Non-Highly Compensated Employees of the Employer for the Plan Year or the Average Contribution Percentage of Non-Highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year, and

            (b) the lesser of two hundred percent (200%) or two plus the lesser of such Actual Deferral Percentage or Average Contribution Percentage.

         "Lesser" is substituted for "greater" in subsection (a), and "greater" is substituted for "lesser" after "two plus the" in subsection (b) if it would result in a larger aggregate limit.

         2.5 "ALLOCATION DATE" shall mean the last day of a Plan Year. The Administrator may, in its sole discretion, establish other Allocation Dates during a Plan Year; provided, however, that the use of one or more special Allocation Dates during a Plan Year shall not be applied so as to result in discrimination in favor of Employees who are Highly Compensated Employees.

         2.6 "ALLOCATION PERIOD" shall mean the period between Allocation Dates.

         2.7 "ANNUITY STARTING DATE" shall mean the first day of the first period for which an amount is payable as an annuity or any other form.

         2.8 "AVERAGE CONTRIBUTION PERCENTAGE" shall mean the average of the Contribution Percentages of the Participants of the Employer.

         2.9 "BENEFICIARY" shall mean the recipient or recipients who shall receive any benefits payable under the Plan upon the death of such Participant. The Participant's applicable Beneficiary shall be the one last designated by the Participant in writing on properly completed forms provided by the Plan Administrator. If no such valid designation of the Beneficiary has been received by the Plan Administrator prior to the Participant's death, then such benefit shall be payable to the Participant's Spouse, or, if the Participant has no Spouse, the Participant's estate. A married Participant may not name a Beneficiary other than the Participant's Spouse, and any Beneficiary designation made prior to the Participant's marriage is invalid, unless the Participant's Spouse has consented to such designation, in writing, and such consent is witnessed by a Plan representative or a notary public. Any such written consent by a Participant's surviving Spouse shall acknowledge the effect of the Participant's designation of a non-Spouse Beneficiary. If the Spouse is to be the Participant's Beneficiary and that Spouse predeceases the Participant, or if the Participant's Beneficiary has not elected and received the full death benefit as a single, lump sum and, in either case, there is no valid designation of Beneficiary (either by the Participant, Spouse, or other Beneficiary) on file with the Plan Administrator, then such benefit shall be payable to the Participant's estate in a single, lump sum. The designation of a Beneficiary shall be made, changed or revoked in writing in the form and manner prescribed by the Plan Administrator, subject to the foregoing spousal consent requirements. The description of the Participant's Spouse on a beneficiary designation form as Beneficiary shall remain valid upon the divorce of the Participant and such Spouse until and unless the Participant validly names a new Beneficiary, the Participant re-marries or the terms of a Qualified Domestic Relations Order require otherwise. If the Participant's Spouse is deemed to be the Participant's Beneficiary at any time on account of an absence of any other valid Beneficiary designation and the Participant and Spouse divorce, the Participant's former spouse shall not be treated as a Beneficiary hereunder until and unless the Participant specifically designates such person as his or her Beneficiary in accordance with the procedures established by the Plan Administrator or the terms of a Qualified Domestic Relations Order require otherwise. In all events, to the extent required by the terms of a Qualified Domestic Relations Order, an alternate payee shall be treated as a Beneficiary hereunder. In addition, spousal consent to a Participant's naming a non-Spouse Beneficiary shall not be required if the Participant had earlier established to the satisfaction of the Plan Administrator that the consent could not be obtained because the Spouse could not be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.

         2.10 "BENEFIT ADMINISTRATION COMMITTEE" or "COMMITTEE" shall mean the committee which may be appointed by the Company to oversee the administrative duties of the Plan as set forth in Sections 16.1 and 16.2. In addition, the Benefit Administration Committee appointed by the Company shall have the fiduciary duty to oversee the investment options (including mutual funds, common trust funds, group annuity contracts and the Employer Stock Fund) provided under the Plan. Their duties in this regard include development and maintenance of the Plan's investment policy, selection of appropriate investment funds among which Participants can choose to allocate their Account balances, including funds that primarily hold Employer Stock as described in Section 17.5 hereof, and selection of specific investment advisors within such a fund (if applicable).

         2.11 "BOARD" shall mean the Board of Directors of the Company.

         2.12 "BREAK IN SERVICE" shall mean a Plan Year in which the Participant is not credited with at least five hundred one (501) Hours of Service.

         2.13 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2.14 "COMPANY" shall mean Dollar General Corporation, with principal offices at Nashville, Tennessee.

         2.15 "COMPENSATION" shall mean for the Plan Year in question with respect to each Participant, and except as otherwise provided herein, base salary or wages, including funeral pay, holiday pay, overtime pay, personal pay, vacation pay, and other items of base salary or wages treated as such by the Employer in accordance with its ordinary payroll practices, paid to the Participant by the Employer, plus any amount which is contributed by the Employer pursuant to a salary reduction agreement which is not includable in the gross income of the Employee by reason of Section 125, 132(f), or 402(g) of the Code. Therefore, for purposes of determining the amount of contributions to this Plan (including Elective Deferrals and Employer Contributions), "Compensation" does not include, among other items of compensation, bonuses, amounts realized from the exercise of any non-qualified stock options or when restricted stock held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; or amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

         Notwithstanding the foregoing, for periods prior to January 1, 2001, for purposes of determining the amount of any Qualified Nonelective Employer Contribution, "Compensation" shall mean, except as otherwise provided herein, wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to the Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code, determined without regard to any rules under Section 3401(a) of the Code that limit remuneration included in wages based on the nature or location of the employment or the services performed, plus any amount which is contributed by the Employer pursuant to a salary reduction agreement which is not includable in the gross income of the Employee by reason of Section 125, 132(f), or 402(g) of the Code, minus all of the following items (even if includable in gross income):

            (a) reimbursements or other expense allowances;
            (b) fringe benefits (cash and noncash);
            (c) moving expenses;
            (d) deferred compensation; and
            (e) welfare benefits (such as health insurance or group term life insurance).

         Compensation with respect to an Employee for purposes of determining the Employee's Elective Deferrals or the Employee's share as a Participant of either Employer Profit Sharing Contributions or the Qualified Nonelective Employer Contributions for any Allocation Period shall include only that Compensation paid to the Employee while the Employee was a Participant in that Allocation Period.

         The annual Compensation of each Participant taken into account hereunder for any Year shall not exceed the amount provided from time to time under Section 401(a)(17) of the Code (which for 2001 is $170,000). This limitation, however, shall be adjusted at the same time and in the same manner it is adjusted by the Secretary under Section 401(a)(17)(B) of the Code. If the Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

         2.16 "COMPENSATION FOR TESTING PURPOSES" shall mean Compensation within the meaning of Section 5.7(c)(2) hereof, but not to exceed the amount provided from time to time under Section 401(a)(17) of the Code as adjusted from time to time under Section 401(a)(17)(B) of the Code (which for 2001 is $170,000). Compensation with respect to an Employee for purposes of determining the Employee's Compensation for Testing Purposes for any Plan Year shall include only such compensation paid to the Employee while the Employee was a Participant in the Plan during such Plan Year. For purposes of nondiscrimination testing under the Retirement Plan or ESOP for periods prior to January 1, 1998, Compensation for testing purposes shall include any amounts contributed by the Employer pursuant to a salary reduction agreement which is not includable in the gross income of the Participant under Section 125 or 402(g) of the Code during the Plan Year being tested.

         2.17 "CONTRIBUTION PERCENTAGE" shall mean the ratio (expressed as a percentage carried out to two decimal points) of the Participant's Contribution Percentage Amount to the Participant's Compensation for Testing Purposes for that portion of the current Plan Year during which the Participant was a Participant.

         2.18 "CONTRIBUTION PERCENTAGE AMOUNT" shall mean the aggregate of Employer Matching Contributions, including such Qualified Non-Elective Employer Contributions that are designated by the Administrator to be included in the Average Contribution Percentage test, made under the Plan on behalf of the Participant for each Allocation Period for which testing is done. Such

Contribution Percentage Amount shall also include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Accounts which shall be taken into account in the Allocation Period in which such Forfeitures are allocated. The Employer also may elect to include each Participant's Elective Deferrals in the Contribution Percentage Amount so long as the Actual Deferral Percentage test is met before the Elective Deferrals are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Average Contribution Percentage test.

         2.19 "CONTROLLED GROUP MEMBER" shall mean, except to the extent this term may be modified in accordance with Section 5.7(c)(3), as follows:

            (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) of which the Employer is a member,

            (b) any organization which is a member of a group of trades or businesses (whether or not incorporated) which is under common control with respect to the Employer (as defined in Section 414(c) of the Code),

            (c) any organization which is a member of an affiliated service group (as defined by Section 414(m) of the Code), or

            (d) any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations thereunder;

         but only for the period during which such other corporation, trade or business, organization or entity and the Employer are members of such controlled group of corporations, are under such common control, are serving as such affiliated service group or are required to be aggregated.

         All employees of Controlled Group Members shall be treated as employed by a single employer and all Controlled Group Members shall be considered to be a single Employer.

         2.20 "DISABILITY" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of continuous and indefinite duration, as evidenced by qualification for long term disability benefits under the federal Social Security system.

         2.21 "EFFECTIVE DATE" shall mean January 1, 1998 for the amendment, restatement, conversion and continuation, and for this consolidation and continuation of the Retirement Plan (originally effective January 1, 1982) and the ESOP (originally effective January 1, 1984). The Plan reflected by this document consolidates amendments made to the Plan and is intended to comply with the requirements of the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and related legislation and other guidance issued thereunder. Effective as of January 1, 2002, or such other date as provided in the Plan, or as required (and to the extent required) by applicable law, the Plan is amended to include certain provisions and amendments in accordance with the provisions of The Economic Growth and Tax Relief Reconciliation Act of 2001 and related legislation, regulations, and other administrative guidance related thereto in addition to certain related design amendments. In addition, effective as of January 14, 2002, this Plan document includes various design changes to facilitate investment diversification. Finally, effective January 1, 2003, the Plan was amended for certain design changes and to meet the safe harbor nondiscrimination requirements of Code Sections 401(k)(12) and 401(m)(11) (and the regulations and other guidance issued thereunder).

         2.22 "ELECTIVE DEFERRALS" shall mean contributions made to the Plan on behalf of the Participant by the Employer at the election of the Participant pursuant to a Salary Deferral Agreement in lieu of cash Compensation to the Participant, pursuant to Section 4.1.

         2.23 "ELIGIBLE EMPLOYEE" shall mean any Employee, other than Employees excluded in this Section, who becomes eligible, after completing such eligibility requirements as are described at Section 3.1 of this Plan, to make an Elective Deferral, or to receive a Qualified Matching Contribution or Regular Matching Contribution (including Forfeitures thereof). Although a rollover will be accepted by the Plan pursuant to its terms any time after an individual becomes an Employee, that individual will not be eligible to share in Employer Contributions or make Elective Deferrals until the Participant becomes an "Eligible Employee". Employees who are excluded from being Eligible Employees are:

            (a)  Employees  included  in  a  unit  of  employees  covered  by  a collective bargaining agreement between the Employer and Employee representatives, unless retirement benefits were the subject of good faith bargaining, if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9(g) of the Regulations, and if such agreement, by specific reference to the Plan, provides for participation in the Plan. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the Employer.

            (b) individuals who are Leased Employees, and

            (c) an Employee who makes a one-time irrevocable election upon the Employee's commencement of employment with the Employer or upon the Employee's first becoming eligible under the Plan not to receive accruals or other benefits under this Plan.

         2.24 "EMPLOYEE" shall mean any common law employee of the Employer maintaining the Plan or of any other employer required to be aggregated with the Employer under Section 414(b), (c), (m) or (o) of the Code. If an individual is not considered to be an "Employee" of an Employer in accordance with this Section for a Plan Year, a subsequent determination by the Employer, any governmental agency or court that the individual is a common law employee of the Employer, even if such determination is applicable to prior years, will not have a retroactive effect for purposes of eligibility to participate in the Plan.

         2.25 "EMPLOYEE STOCK OWNERSHIP PLAN" or "ESOP" shall mean the Dollar General Corporation Employee Stock Ownership Plan which is hereby amended, restated, converted and continued, together with the Retirement Plan, as of January 1, 1998 as the Dollar General Corporation 401(k) Savings and Retirement Plan.

         2.26 "EMPLOYER" shall mean the Company, and any Controlled Group Member that has adopted the Plan, with the approval of the Board and the Board of Directors of the Controlled Group Member. Employer shall also include any partnership under common control with the Company within the meaning of Code
Section 414(c) and which is permitted by the Board to adopt the Plan.

         2.27 "EMPLOYER ACCOUNTS" shall mean the following individual Accounts, which are subject to the Vesting Schedule:

            (a) Employer Matching Account;
            (b) Employer Profit Sharing Account;
            (c) Retirement Plan Account;
            (d) ESOP Stock Account;
            (e) ESOP Investment Account;
            (f) ESOP Forfeiture Suspense Account; and
            (g) PAYSOP Account.

         Note that the Elective Deferral Account and the Qualified Nonelective Employer Contribution Account are accounts in which all Participants are fully vested at all times and hence are not subject to the Vesting Schedule. The Retirement Plan Forfeiture Suspense Account and the ESOP Suspense Accounts are credited with nonvested amounts after the application of the Vesting Schedule to the above Employer Accounts, as described herein, and prior to forfeiture, and hence such Forfeiture Accounts are not subject to the Vesting Schedule.

         2.28 "EMPLOYER CONTRIBUTION FORFEITURE" shall mean the non-vested portion of a Participant's Employer Accounts (other than the Forfeiture Suspense Account) which are forfeited pursuant to the application of the Plan's Vesting
Schedule. Such Forfeitures under this Plan shall be used to offset targeted Employer Matching Contributions.

         2.29 "EMPLOYER CONTRIBUTIONS" shall mean, with respect to the 401(k) Plan, the Qualified Nonelective Employer Contributions, the Employer Matching Contributions and the Employer Profit Sharing Contributions.

         2.30 "EMPLOYER MATCHING CONTRIBUTIONS" shall mean the Contributions made to the Plan pursuant to Section 4.2 on behalf of a Participant who makes Elective Deferrals to the Plan.

         2.31 "EMPLOYER PROFIT SHARING CONTRIBUTIONS" shall mean Employer contributions (other than Qualified Nonelective Employer Contributions and Employer Matching Contributions).

         2.32 "EMPLOYER STOCK" shall mean stock issued by the Company which is readily tradeable on a national securities exchange.

         2.33 "EMPLOYER STOCK FUND" shall mean a separate unitized investment fund designed solely to invest primarily in Employer Stock purchased by the Trustee on the open market or otherwise, as determined by the Committee.
Notwithstanding the foregoing, such portion of the Employer Stock Fund may be invested in cash as deemed necessary and advisable by the Trustee, consistent with the Trustee's duties and obligations, (or by any other named fiduciary with authority to direct the Trustee as to such investment) including the anticipated liquidity needs of the Employer Stock Fund.

         2.34 "ENTRY DATE" shall mean the first day of the first payroll period commencing as soon as practicable after an Eligible Employee's date of hire (or rehire, or, if later, the date the Employee otherwise becomes an Eligible Employee) with respect to the Eligible Employee's ability to have Elective Deferrals or Rollover Contributions made to the Plan and the first day of the first payroll period commencing as soon as practicable after the January 1, April 1, July 1 or October 1 coincident with or next following an Eligible Employee's completion of the eligibility requirements with respect to Employer Contributions, except as provided at Section 3.3 hereof regarding a rehired Employee who is not charged with a Break in Service.

         2.35 "ERISA" shall mean Public Law 93-406, popularly known as the "Employee Retirement Income Security Act of 1974", as amended.

         2.36 "ESOP" shall mean the Dollar General Corporation Employee Stock Ownership Plan.

         2.37 "ESOP ACCOUNTS" shall mean the following individual Accounts:

            (a) the ESOP Stock Account;
            (b) the ESOP Investment Account;
            (c) the PAYSOP Account;
            (d) the ESOP Suspense Account; and
            (e) the ESOP Forfeiture Account.

         2.38 "EXCESS AGGREGATE CONTRIBUTIONS" shall mean, with respect to any Plan Year, the excess of:

            (a) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

            (b) the maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the greatest dollar amount of contributions otherwise included in determining Contribution Percentages).

         Such  determination  shall  be  made  after  first  determining  Excess
Elective Deferrals pursuant to Section 2.40 and then determining Excess Contributions pursuant to Section 2.39.

         2.39 "EXCESS CONTRIBUTIONS" shall mean, with respect to any Plan Year, the excess of:

            (a) the aggregate amount of Elective Deferrals actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

            (b) the maximum amount of such Contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the greatest dollar amount of Elective Deferrals).

         2.40 "EXCESS ELECTIVE DEFERRALS" shall mean those Elective Deferrals that are includable in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals, to the extent not distributed from the Plan pursuant to Sections 5.2(b)(2) and
(3), shall be treated as Annual Additions under the Plan.

         2.41 "FAIR MARKET VALUE" shall mean, with respect to Employer Stock, the price of such security prevailing on a national securities exchange. To the extent that Participants' accounts are invested in mutual funds or other assets for which daily pricing is available ("Daily Pricing Media"), all amounts contributed to the Plan will be invested at the time of the actual receipt by the Daily Pricing Media, and the balance of each Account shall reflect the results of such daily pricing from the time of actual receipt until the time of distribution. All other assets of the Plan shall be valued at Fair Market Value as determined by the Trustee.

         2.42 "FIVE-PERCENT OWNER" shall mean any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of a corporate Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or more than five percent (5%) of the interest in the non-corporate Employer and is described in Code Section 416(i).

         2.43 "FORFEITURE SUSPENSE ACCOUNT" shall mean each individually, or in the aggregate, the Retirement Plan Forfeiture Suspense Account and the ESOP Suspense Account which hold Account balances after a Participant's termination of Service and prior to such balances becoming Employer Contribution Forfeitures. Provided records are kept which protect the Participants' benefits, rights and features as described in Treasury Regulation Section 1.401(a)(4)-4 and the "Section 411(d)(6) protected benefits" as described in Treasury Regulation Section 1.411(d)-4, the recordkeeper for the Plan may establish and maintain all such Accounts, for recordkeeping purposes only, as a single Forfeiture Suspense Account.

         2.44 "401(K) DISCRIMINATION FORFEITURES" shall mean, with respect to testing for nondiscrimination under this Plan, any Excess Contributions distributed pursuant to Section 5.2(e) and Excess Aggregate Contributions forfeited pursuant to Section 5.5(b).

         2.45  "401(K)  PLAN  ACCOUNTS"  shall  mean  the  following  individual
Accounts:

            (a) Elective Deferral Account;
            (b) Qualified Nonelective Employer Contribution Account;
            (c) Employer Matching Account;
            (d) Employer Profit Sharing Account; and
            (e) Rollover Account.


         2.46 "HIGHLY COMPENSATED EMPLOYEE" shall mean any Employee who performs Service for the Employer who:

            (a) was a Five-Percent Owner at any time during the year or the preceding year; or

            (b) for the preceding year:

               (1) had Compensation (as described in Section 2.16 hereof) from the Employer in excess of $80,000, as adjusted pursuant to Code Section 415(d); and

               (2) was in the top-paid group of Employees for such year.

         An Employee shall be deemed in the top-paid group of Employees for any year if such Employee is in the group consisting of the top 20 percent of Employees when ranked on the basis of Compensation (as described in Section 2.16 hereof) paid during the year.

         2.47 "HOUR OF SERVICE"

            (a) With respect to Employees compensated on an hourly basis, the term "Hours of Service" shall mean the following:

               (1) Each actual hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period, or if the Employee is a salaried Employee, each hour which is imputed to such salaried Employee under Department of Labor Regulations
Section 2530.200b-3.

               (2) Each actual hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the Service relationship has terminated, but limited only to those hours earned or accrued while actually employed by the Employer) due to vacation, holiday, illness, incapacity (including disability up to five (5) months), jury duty, military duty or approved leave of absence (provided such approval is granted by the Employer in writing in advance); provided, however, that, with respect to this subsection:

                   (A) no more than five hundred one (501) Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period),

                   (B) hours for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, and

                   (C) hours shall not be credited for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee.

         For purposes of this subsection, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

            (b) With respect to Employees compensated on a salaried basis, the term "Hour of Service" shall be computed in any computation period on the basis of equivalents based on periods of employment described in 29 C.F.R. ss.2530.200b-3(e)(1) as follows:

               (1) on the basis of days of employment, if an Employee is credited with ten (10) Hours of Service for each day for which the Employee would be required to be credited with at least one (1) Hour of Service if Subsection (a) hereof were applicable to that Employee;

               (2) on the basis of weeks of employment, if an Employee is credited with forty-five (45) Hours of Service for each week for which the Employee would be required to be credited with at least one (1) Hour of Service if Subsection (a) hereof were applicable to that Employee;

               (3) on the basis of semi-monthly payroll periods, if an Employee is credited with ninety-five (95) Hours of Service for each semi-monthly payroll period for which the Employee would be required to be credited with at least one
(1) Hour of Service if  Subsection  (a) hereof were  applicable to the Employee;
and

               (4) on the basis of months of employment, if the Employee is credited with one hundred ninety (190) Hours of Service for each month for which the Employee would be required to be credited with at least one (1) Hour of Service if Subsection (a) hereof were applicable to the Employee.

         For purposes of this Subsection (b), the Plan may credit all Hours of Service for a period of no more than 31 days that extends beyond one computation period to either the first or second computation period, provided the allocation is consistently applied to all Employees within the same reasonably defined job classification.

            (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same hours shall not be credited both under Subsection (a)(l), (a)(2) or (b) and under this Subsection (c). Hours credited for back pay under this Subsection with respect to periods described in Subsection (a)(2) shall be subject to the limitations set forth in Subsection (a)(2).

            (d) Each hour for which an Employee is absent from work for any period by reason of the pregnancy of the Employee, the birth of a child of the Employee, placement of a child with the Employee in connection with the adoption of such child by such Employee or for purposes of caring for such child, but solely for determining whether an Employee has incurred a Break in Service. The hours to be credited to such Employee in accordance with this subparagraph shall be the Hours of Service which otherwise would normally have been credited to such Employee but for such absence, or in any case in which the Plan Administrator is unable to determine such Hours of Service, eight (8) Hours of Service per day of such absence; provided, however, that with respect to this subsection:

               (1) no more than five hundred one (501) Hours of Service shall be credited to an Employee by reason of any one (1) such pregnancy or placement,

               (2) such hours shall be treated as Hours of Service in the Plan Year in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because periods of absence are treated as Hours of Service, or in any other case, in the immediately following year, and

               (3) no Hours of Service will be credited unless the Employee furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for reasons referred to in this subsection including a statement of the number of days for which there was such an absence.

            (e) The provisions of paragraph (b) and (c) of 29 C.F.R.ss.2530.2b-2 regarding equivalencies based on periods of employment shall be observed in crediting Hours of Service under this Section, which paragraphs are incorporated herein by reference.

     2.48 "INACTIVE PARTICIPANT" shall mean a Participant who is not entitled to share in the allocation of any contributions to the Plan, such as Elective Deferrals, Employer Matching Contributions, Employer Profit Sharing Contributions and, prior to January 1, 2003, Qualified Nonelective Employer Contributions, and including, but not limited to, a Participant who terminated employment with the Employer but has not received a complete distribution of all Accounts maintained on his behalf by the Plan.

     2.49 "LEASED EMPLOYEE" shall mean any person (other than an employee of the recipient employer) who pursuant to an agreement between the recipient employer and any other person ("leasing organization") has performed services for the recipient employer (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction or control of the service recipient. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

     2.50 "LIFE ANNUITY" shall mean an immediate annuity provided for payment of a level monthly amount for the Participant's lifetime.

     2.51 "NON-HIGHLY COMPENSATED EMPLOYEES" shall mean those Employees who are not Highly Compensated Employees.

     2.52 "NORMAL RETIREMENT AGE" shall mean sixty-five (65) years of age.

     2.53 "NORMAL RETIREMENT DATE" shall mean the last day of the month in which a Participant attains the Participant's sixty-fifth (65th) birthday.

     2.54 "PARTICIPANT" shall mean an Eligible Employee who satisfies the requirements of Section 3.1(a), for purposes of the Plan provisions relating to Elective Deferrals and Rollover Contributions and an Eligible Employee who satisfies the requirements of Section 3.1(b), for purposes of Employer Contributions.

     2.55 "PLAN" or "401(K) PLAN" shall mean this plan entitled the Dollar General Corporation 401(k) Savings and Retirement Plan as contained herein and as amended from time to time.

     2.56 "PLAN YEAR" shall mean the twelve (12) consecutive month period of January 1 through December 31.

     2.57 "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean a court order described in Section 16.5 of the Plan.

     2.58 "QUALIFIED JOINT AND SURVIVOR ANNUITY" shall mean an immediate annuity providing a level monthly amount for the life of the Participant with a survivor annuity for the life of the Spouse which is equal to fifty percent (50%) of the amount of the annuity that is payable for the joint lives of the Participant and the Spouse; the Qualified Joint and Survivor Annuity may be waived as provided in Article 10.

     2.59 "QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS" shall mean, effective for contributions made for Plan Years beginning prior to January 1, 2003, Employer Contributions other than Employer Matching Contributions, Employer Profit Sharing Contributions, or Employee Elective Deferrals treated as Employer Contributions under Section 401(k) of the Code.

     2.60 "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" shall mean the survivor annuity purchased with one hundred percent (100%) of the remaining Vested Retirement Plan Account balance of a Participant who dies before the Participant's benefits under the Plan commence; the Qualified Preretirement Survivor Annuity may be waived as provided in Articles 7 and 10.

     2.61 "RETIREMENT PLAN" shall mean the Dollar General Retirement Plan which was a money purchase pension plan originally effective on January 1, 1982 and last restated completely effective January 1, 1989.

     2.62  "RETIREMENT  PLAN  ACCOUNTS"  shall  mean  the  following  individual
Accounts:

            (a)  the Retirement Plan Account; and
            (b)  the Retirement Plan Forfeiture Suspense Account.

     2.63 "SALARY DEFERRAL AGREEMENT" shall mean the participation form wherein a Participant elects to have the Employer make Elective Deferrals of what would have been the Participant's Compensation to the Plan (but for such Salary Deferral Agreement).

     2.64 "SERVICE" shall mean the Employee's employment with the Employer. For purposes of the computation of the "Year of Eligible Service," "Year of Service" and "Year of Vesting Service", Service for the Employer, if any, prior to the Effective Date of this Plan amendment, restatement, conversion and continuation shall be included, but only to the extent it was included as a "Year of Service" for purposes of determining eligibility, service or vesting, respectively, under either the Retirement Plan or the ESOP. In no event shall the same Period of Service be counted twice under this Plan. A Participant's Service past the Participant's Normal Retirement Date shall continue to be counted hereunder.

     2.65 "SPOUSE" shall mean the actual Spouse of a Participant or a former Spouse of the Participant if and to the extent such former Spouse is to be treated as a Spouse or surviving Spouse under a Qualified Domestic Relations Order described in Section 414(p) of the Code.

     2.66 "TRUST" shall mean the trust established under the Trust Agreement.

     2.67 "TRUST AGREEMENT" shall mean the trust instrument established pursuant to and as an integral part of this Plan, as amended.

     2.68 "TRUST FUND" or "FUND" shall mean the assets held by the Trustee pursuant to the Trust Agreement.

     2.69 "TRUSTEE" shall mean the trustee or co-trustees appointed by the Board or by other corporate action to hold and invest the assets of the Trust Fund pursuant to Article 17.

     2.70 "UNIT" shall mean the unit of measure by which each Participant's proportionate interest in the underlying assets of the Employer Stock Fund is expressed.

         2.71  "UNIT  VALUE"   shall  mean  the  value  of  each   Participant's
proportionate interest in the underlying assets of the Employer Stock Fund.

         2.72 "VESTED" shall mean the portion of an Account to which a Participant has a nonforfeitable interest as determined under Section 8.2 hereof.

         2.73 "VESTED BENEFIT" shall mean the portion of all of the Accounts to which a Participant has a nonforfeitable interest as determined under Section 8.2.

         2.74 "VESTING SCHEDULE" shall mean that schedule set out at Section 8.2 hereof, and the top-heavy vesting schedule set out at Section 15.3 hereof, which describes the Years of Vesting Service required for the nonforfeitability of Account balances of a Participant.

         2.75 "YEAR OF ELIGIBILITY SERVICE" shall mean the twelve (12) consecutive month period measured from the date of hire during which the Employee is credited with 1,000 or more Hours of Service. If the Employee is not credited with 1,000 Hours of Service during the first twelve (12) month period as measured from the Employee's date of hire, then the Year of Eligibility Service shall be based on a Year of Service definition at Section 2.76 which is based on the Plan Year, beginning with such Year of Service commencing with or within the initial twelve (12) month period beginning on date of hire and on each subsequent Plan Year. The computation of Years of Eligibility Service before and after a Break in Service are subject to the provisions of Section 3.3 hereof.

         2.76 "YEAR OF SERVICE" shall mean a Plan Year in which an Employee is credited with 1,000 Hours of Service, subject to Section 3.3.

         2.77 "YEAR OF VESTING SERVICE" shall mean the Employee's Years of Service. The computation of Years of Vesting Service before and after a Break in Service are subject to the provisions of Section 8.4 hereof.

                        3. ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY

            (a) Elective Deferrals. Except as provided in Section 2.23, an Employeeshall become an Eligible Employee, solely for purposes of being eligible to have Elective Deferrals or Rollover Contributions contributed to the Plan, as of his applicable Entry Date.

            (b) Employer Contributions. An Eligible Employee shall be entitled to receive an allocation of Employer Contributions, including Employer Matching Contributions and Employer Profit Sharing Contributions, if any such contributions are made by the Employer to the Plan, as of the Entry Date coinciding with or next following the Eligible Employee's completion of one (1) Year of Eligibility Service.

         3.2 PARTICIPATION

            (a) Every person who was a Participant in either the Retirement Plan or the ESOP, and who on the Effective Date of this amendment, restatement, conversion and continuation of this Plan was an Employee of an Employer shall be eligible to participate in this Plan according to its terms and conditions, and shall automatically become a Participant in this Plan as of such Effective Date by executing an application form in accordance with Article 4 and a Salary Deferral Agreement in accordance with Section 4.1.

            (b) Each Eligible Employee who is not already a Participant pursuant to subsection (a) shall become a Participant on the next applicable Entry Date on or next following the date the Eligible Employee meets the eligibility requirements of Section 3.1 and has executed an application form in accordance with Article 4 and a Salary Deferral Agreement in accordance with Section 4.1.

            (c) An Eligible Employee shall remain an Eligible Employee until the Participant retires, dies, or otherwise terminates employment with the Employer, and shall remain an Inactive Participant until the Participant no longer maintains any Account balance in the Plan.

     3.3 REEMPLOYMENT. If an Eligible Employee who became a Participant terminates Service and then is reemployed by the Employer as an Eligible Employee, the Employee will become a Participant as of his date of reemployment if and to the extent that he otherwise meets the requirements of Section 2.23 and Section 3.1 upon such reemployment. If an Eligible Employee terminates Service prior to the completion of one year of Eligibility Service and then is rehired by an Employer without having incurred a one-year Break in Service, his Service prior to his termination will be considered for purposes of determining whether he has completed a Year of Eligibility Service. If such an Employee is rehired by an Employer after having incurred a one-year Break in Service, his Service prior to his termination will not be considered for purposes of determining whether he has a Year of Eligibility Service.

     3.4 RETURN TO ELIGIBLE CLASS. If a Participant becomes no longer a member of an eligible classification of Employees and therefore becomes ineligible to participate, such Employee will be eligible to participate again immediately upon returning to an eligible classification of Employees, subject to having completed the eligibility requirements of Section 3.1 and Section 3.2. If an Employee who is not a member of an eligible classification of Employees becomes a member of an eligible classification, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise, but for such classification, previously become a Participant.

     3.5 TRANSFERS AMONG EMPLOYERS WHICH ARE CONTROLLED GROUP MEMBERS OR AMONG EMPLOYERS WHICH ARE MAJORITY OWNED. A transfer of an Employee directly from one Employer which is a Controlled Group Member or from a business organization of which the Company owns the majority thereof (i.e., a majority owned Employer) to another shall not constitute a termination of employment or an interruption in Service; provided, however, that there shall be no duplication of benefits.

     3.6 ACCEPTANCE. The Plan shall not be deemed either to constitute a contract between the Employer and any Employee or Participant or to be a consideration or an inducement for the employment of any Employee or Participant. No provision of the Plan shall be deemed to abridge or limit any managerial right of the Employer or to give any Employee or Participant the right to be retained in employment, or to interfere with the right of the Employer to discharge any Employee or Participant at any time, regardless of the effect which such discharge may have upon the Participant as a Participant. By the Participant's act of participation herein, each Participant, on behalf of himself, the Participant's heirs, assigns and Beneficiary or Beneficiaries shall be deemed conclusively to have agreed to and accepted the terms and conditions of the Plan.

     3.7 ABSENCE IN THE ARMED SERVICES. If an Employee leaves the Service of the Employer to enter the uniformed services of the United States of America but returns to Service with the Employer under circumstances, and within the time limits, described by Public Law 103-353, popularly called the "Uniformed Services Employment and Reemployment Rights Act of 1994" ("USERRA"), such as would entitle the Employee to coverage under, and the protection of, USERRA, then such Employee, to the extent required by law:

            (a) shall be treated as not having incurred a Break in Service by reason of such person's period or periods of service in the uniformed services;

            (b) shall be treated as if each period served by the person in the uniformed services constituted Service with the Employer for purposes of determining the nonforfeitability of the person's Accounts and the person's eligibility to share in the allocation of contributions under this Plan; and

            (c) effective December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code
Section 414(u).

     3.8  LEASED EMPLOYEE

            (a) Leased Employees shall not be eligible to participate in the Plan.

            (b) Notwithstanding the foregoing Subsection (a), for purposes of testing compliance of the Plan with the nondiscrimination rules of Section 401(a)(4) of the Code, the participation rules of Section 401(a)(26) of the Code and the coverage rules of Section 410(b) of the Code, Leased Employees shall be considered to be "Employees." However, an individual who would otherwise be treated as a Leased Employee for purposes of this paragraph shall not be treated as an Employee of the Employer if:

               (1) such Leased Employee is covered by a plan maintained by the leasing organization which is a qualified non-integrated money purchase pension plan providing: (i) an employer contribution of at least ten percent (10%) of the Leased Employee's compensation, (ii) full and immediate vesting, and (iii) immediate eligibility to participate for any Leased Employee who, in each plan year during the four (4)-year period ending with the current plan year, has compensation in excess of one thousand dollars ($1,000); and

               (2) the number of Leased Employees does not constitute more than twenty percent (20%) of the Non-Highly Compensated Employees of the Employer.

         3.9 CORRECTING ADMINISTRATIVE ERRORS. If, with respect to any Plan Year, an administrative error results in a Participant's Account not being properly credited with the amounts of Employer Contributions, Elective Deferrals, or earnings on any such amounts, corrective Employer Contributions or Account reallocations may be made in accordance with this Section. Solely for the purpose of placing any affected Participant's Account in the position that the Account would have been in had no error been made:

            (a)  The   Employer  may make  additional  contributions   to  such
Participant's Account; or

            (b) The Plan Administrator may reallocate existing contributions among the Accounts of affected Participants.

     In addition, with respect to any Plan Year, if an administrative error results in an amount being credited to an Account for a Participant or any other individual who is not otherwise entitled to such amount, corrective action may be taken by the Employer, including, but not limited to, a direction by the Employer to forfeit amounts erroneously credited (with such forfeitures to be used to reduce future Employer Contributions or other contributions to the
Plan), reallocate such erroneously credited amounts to other Participants' Accounts, or take such other corrective action as necessary under the circumstances. Any Plan administration error may be corrected using any appropriate correction method permitted under the Employee Plans Compliance Resolution System (or any successor procedure), as determined by the Plan Administrator in its discretion.

                                4. CONTRIBUTIONS

         4.1 ELECTIVE DEFERRALS

            (a) In General. Each Participant will be eligible to make Elective Deferrals under the Plan. Each Participant who desires to make Elective Deferrals shall enter into a Salary Deferral Agreement, in accordance with such procedures established from time to time by the Employer (including through the use of written, telephonic, electronic, or other means, as approved by the Employer). The terms of the Salary Deferral Agreement shall provide that the Participant agrees to accept a reduction in Compensation from the Employer by not less than one percent (1%) and not more than fifteen percent (15%), in whole percentage points, subject to the otherwise applicable limitations in Section 5. Effective for payroll periods beginning on and after January 1, 2003, a Participant may reduce his Compensation by not less than one percent (1%) and not more than twenty-five percent (25%), in whole percentage points, and subject to the otherwise applicable limitations in Section 5.

            (b) Salary Deferral Elections. In consideration of such Salary Deferral Agreement, each payroll period (beginning with the first payroll period practicable after receipt and approval of the Salary Deferral Agreement by the Employer) the Employer will make a contribution equal to each Participant's chosen Elective Deferral to the Plan for such payroll period as soon as reasonably possible, but not later than fifteen (15) days from the end of the month following when the Elective Deferrals would have been paid to the Participant. Each Participant's Compensation shall be reduced correspondingly by the amount of that Participant's Elective Deferral during the payroll period by the Employer pursuant to the Salary Deferral Agreement. Once made, a Participant's Salary Deferral Agreement shall continue in effect until such time as the Participant elects otherwise as provided herein or terminates employment. A Participant may amend a prior Salary Deferral Agreement or cease all Elective Deferrals at any time by entering into a new Salary Deferral Agreement in accordance with such procedures established from time to time by the Employer (including through the use of written, telephonic, electronic, or other means, as approved by the Employer). Any such change or cessation shall be effective as of the first payroll period practicable after receipt and approval of the change or cessation by the Employer. Any such change or cessation of Elective Deferrals shall be considered to continue until the Participant enters into a new Salary Deferral Agreement.

         The Salary Deferral Agreement of a Participant who is a Highly Compensated Employee may be amended by the Administrator at any time and from time to time without the consent of the Highly Compensated Employee to decrease or completely stop the amount of the Elective Deferrals for the balance of a Plan Year if an interim or prospective Actual Deferral Percentage test study indicates that the Participant will have Excess Contributions or Excess Aggregate Contributions for the Plan Year. Notice of such amendment shall be given each affected Highly Compensated Employee in writing as soon as practicable after the amendment by the recordkeeper. A Highly Compensated Employee affected by the amendment must enter into a new Salary Deferral Agreement in order to reestablish or change the Highly Compensated Employee's Elective Deferrals during the next following Plan Year.

         4.2 EMPLOYER MATCHING CONTRIBUTIONS. The Employer shall make Employer Matching Contributions to the Plan. Employer Matching Contributions shall be paid to the Trust with respect to each payroll period on behalf of each Participant who elects to have Elective Deferrals made by the Employer. In accordance with the safe harbor nondiscrimination requirements of Code Section 401(k)(12) and Code Section 401(m)(11), Employer Matching Contributions with respect to Elective Deferrals made during a Plan Year quarter shall be contributed to the Plan by the last day of the following Plan Year quarter. Employer Contribution Forfeitures, and 401(k) Discrimination Forfeitures attributable to forfeitures of Excess Aggregate Contributions, if any, arising with respect to a Plan Year shall be used to pay Plan expenses in accordance with Section 5.4(c) and, to the extent such forfeitures exceed such Plan expenses, as Employer Matching Contributions. All Employer Matching Contributions (together with offsetting Employer Contribution Forfeitures and 401(k) Discrimination Forfeitures as described herein) shall be allocated to the Employer Matching Account and invested subject to Participant investment elections as provided in Section 17.5. Effective for Plan Years commencing prior to January 1, 2003, and for any later Plan Years in which the requirements for Code Section 401(k)(12) and 401(m)(11) are not met, in accordance with Code Regulation Section 1.401(m)-1(a)(1)(i), the Plan may limit Employer Matching Contributions in a manner that prevents Excess Aggregate Contributions. Effective for Plan Years commencing on or after January 1, 2003, Employer Matching Contributions are intended to satisfy the safe harbor nondiscrimination requirements of Code
Section 401(k)(12) and Code Section 401(m)(11). In compliance therewith, the Employer shall provide each Eligible Employee that has satisfied the requirements of Section 3.1(b) with a notice of the Employee's rights and obligations under the Plan (which notice may be provided through electronic media), within a reasonable period before the beginning of each Plan Year (or, in the Plan Year in which an Eligible Employee first becomes eligible, within a reasonable period before becoming eligible), in accordance with the requirements of Code Sections 401(k)(12) and 401(m)(11) (and the regulations and guidance issued thereunder).

         4.3 EMPLOYER PROFIT SHARING CONTRIBUTIONS

            (a) In General. In addition to the discretionary Employer Contributions set forth in Section 4.2 above, the Employer may contribute additional amounts to the Plan in any Plan Year as profit sharing contributions. Such contributions by the Employer shall be designated as Employer Profit Sharing Contributions. All such Employer Profit Sharing Contributions shall be invested subject to Participant investment elections as provided in Section
17.5. The Employer shall not be required to make discretionary Employer Profit Sharing Contributions to the Plan in every Plan Year, or in any Plan Year, or to contribute the same amount or to contribute in accordance with the same ratio every Plan Year, but the Employer, in its sole discretion, shall determine the amount of discretionary Employer Profit Sharing Contributions, if any, to be made to the Trust under the Plan each Plan Year. Discretionary Employer Contributions may be made on any date or dates the Employer elects, but the total amount of its discretionary contribution for any Plan Year shall be paid on or before the time provided for a deduction: namely, within the period the Employer has to file its annual tax return covering such Plan Year, plus extensions provided in the Code. Notwithstanding the foregoing, the Employer shall not contribute for any Plan Year an amount which exceeds the maximum deduction allowable under Section 404 of the Code.

            (b) Forfeitures in Excess of Amount Needed for Targeted Employer Match Used as Profit Sharing Contributions. Employer Profit Sharing Contributions to the Plan shall be allocated to Employer Profit Sharing Accounts of all eligible Participants in accordance with Section 5.3(c) hereof. Employer Contribution Forfeitures arising under this Plan with respect to that portion of Accounts forfeited under the Vesting Schedule of Section 8.2 shall be used first to pay Plan expenses, as described in Section 5.4(c) and to the extent directed by the Administrator, then to offset and reduce targeted Employer Matching Contributions, and thereafter shall be allocated for the Plan Year as if they were Employer Profit Sharing Contributions for the Plan Year with respect to which they arose.

         4.4 ROLLOVERS TO THIS PLAN

            (a) In General. Any Employee, regardless of whether the Employee has met the eligibility requirements of Article 3, may roll over to this Plan the following to be established and maintained in the Participant's name as a separate account:

               (1) Subject to the rules, the Participant's interest in a pension, profit-sharing or stock bonus plan qualified under Section 401(a) or 403(a) of the Code to this Plan, provided that:

                    (A) the rollover consists of only cash;

                    (B) the amount distributed from such plan is transferred to this Plan no later than the 60th day after such distribution was received by the Employee, or was transferred to this Plan directly from the distributing Plan in the form of a direct rollover under Code Section 401(a)(31);

                    (C) the distribution was made prior to the Employee's reaching age 70 1/2; and

                    (D) the amount transferred to this Plan does not include any voluntary after-tax employee contributions made by the Employee to the prior plan.

               (2) An Individual  Retirement  Account  ("IRA")  qualified  under
Section 408 of the Code, where the IRA was used as a conduit from a pension, profit-sharing or stock bonus plan qualified under Section 401(a) or 403(a) of the Code from which the distribution was initially made and the rollover is made in accordance with Subsection (a), provided that the amount so transferred does not include contributions made by the Employee to the IRA or earnings on such contributions.

         (b) Fully Vested. An Employee's interest in such rollover and earnings thereon shall remain one hundred percent (100%) fully vested and nonforfeitable at all times. Payment shall be made on the same basis as the Elective Deferral Account; provided, however, that at any Allocation Date, each Participant shall have the right to withdraw any part or all of the Participant's Rollover Account.

         (c) No Effect on Annual Addition Calculation. Such rollovers shall not be considered either in determining the maximum Annual Additions permissible under the Plan pursuant to Section 5.7(c)(1) or as any form of Employer Contribution under this Plan.

         4.5 ROLLOVERS FROM THIS PLAN. At the election of a Distributee, the Trustee, at the time and in the manner prescribed by the Administrator, may make a direct rollover of all or any portion of an Eligible Rollover Distribution to an Eligible Retirement Plan, subject to the following:

         (a) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

               (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more;

               (2) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;

               (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); or

               (4) to the extent so provided under the Code, any distribution made from this Plan on account of a financial hardship withdrawal.

         (b) Eligible Retirement Plan: An Eligible Retirement Plan is an IRA described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code which is employed with a defined contribution plan, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an IRA or individual retirement annuity.

         (c) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(q) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

         (d) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         4.6 PROHIBITION OF REVERSION. Contributions made by the Employer to the Plan shall be made irrevocably and it shall be impossible for the assets of the Plan to inure to the benefit of the Employer or to be used in any manner other than for the exclusive purpose of providing benefits to Participants, Inactive Participants, retired Participants and Beneficiaries, and for defraying reasonable expenses of administering the Plan; provided, however, that nothing herein shall be construed to prohibit the return to the Employer of all or part of an Employer Contribution:

         (a) which is made by the Employer due to a mistake of fact, provided the return of such contribution is made within one (1) year after the date of payment thereof, or

         (b) to the extent a deduction thereof under Section 404 of the Code is disallowed, provided the return of such contribution is limited to the amount disallowed and is made within one (1) year after the disallowance.

         Earnings attributable to the contributions to be returned to the Employer will not be returned to the Employer, but losses attributable to such contributions will reduce the amount to be returned.

                            5. PARTICIPANTS' ACCOUNTS

         5.1 ESTABLISHMENT OF PARTICIPANTS' ACCOUNTS. Although the assets of this Plan are commingled in the Trust and are available to pay any benefit due from this Plan, as amended, restated, converted and continued effective January 1, 1998, the Trustee shall establish and maintain, or cause to be established and maintained by a third party, separate bookkeeping Accounts for each Participant to which will be allocated and credited contributions and earnings, or debited for distribution of benefits, losses and expenses. In this regard when the Plan describes contributions or allocations "to" an Account or disbursements or payments "from," or charges "against," an Account, what actually is to take place are credits and debits to the Account on the books of the recordkeeper. The Accounts will be created by the recordkeeper with respect to each Participant and Inactive Participant, and will be maintained with respect to the Participant and Inactive Participant until all benefits have been paid or forfeited hereunder. Only one account of each type of Account described hereunder shall be established and maintained on behalf of a Participant, except as provided in Sections 8.3(b) and 8.4(b) hereof.

         (a) Elective Deferral Account. Elective Deferrals made on a Participant's behalf by the Employer for a Plan Year pursuant to Section 4.1 hereof will be credited to an Elective Deferral Account in the name of the Participant which will be fully vested and nonforfeitable at all times and subject to the withdrawal restrictions of Section 13.1.

         (b) Qualified Nonelective Employer Contribution Account. Contributions determined by the Administrator to be Qualified Nonelective Employer Contributions made by the Employer, if any, for a Plan Year beginning prior to January 1, 2003, will be credited to a Qualified Nonelective Employer Contributions Account in the name of the Participant which will be fully vested and nonforfeitable at all times and subject to the withdrawal restrictions of
Section 13.1 and Participant investment elections as provided in Section 17.5.

         (c) Employer Matching Account. Employer Matching Contributions made by the Employer, if any, for a Plan Year pursuant to Section 4.2, together with Employer Contribution Forfeitures and 401(k) Discrimination Forfeitures reducing and offsetting Employer Matching Contributions as described therein, will be credited to an Employer Matching Account in the name of the Participant which will be subject to the Vesting Schedule.

         (d) Employer Profit Sharing Account. Profit Sharing Contributions made by the Employer in a Plan Year pursuant to Section 4.3(a) hereof, and excess Employer Contribution Forfeitures and 401(k) Discrimination Forfeitures pursuant to Section 4.3 hereof, will be credited to an Employer Profit Sharing Account in the name of the Participant which will be subject to the Vesting Schedule.

         (e) Retirement Plan Account. The balance, if any, of the Participant's account in the Retirement Plan shall have been credited, as of January 1, 1998, to a Retirement Plan Account in the name of the Participant. Thereafter this Account shall be credited with earnings, and debited for distributions, losses and expenses as described herein.

         (f) Retirement Plan Forfeiture Suspense Account. The amount equal to the Participant's Forfeiture Suspense Account, as defined in the Retirement Plan, as of the day immediately preceding the Effective Date of this Plan amendment, restatement, conversion and continuation shall have been credited, as of January 1, 1998, to a Retirement Plan Forfeiture Suspense Account in the name of the Participant. Thereafter, this Account shall be credited with any Employer Contribution Forfeitures arising from Retirement Plan Accounts under this 401(k) Plan as of the end of each Plan Year.

         (g) ESOP Stock Account. The amount of Employer Stock credited to the balance of the Participant's Stock Account, as defined in the ESOP, as of the date immediately preceding the Effective Date of this Plan amendment, restatement, conversion and continuation shall have been credited to an ESOP Stock Account in the name of the Participant. Thereafter, this ESOP Stock Account shall be credited with earnings and debited for distributions, losses and expenses as described herein.

         (h) ESOP Investment Account. The balance of the Participant's Investment Account, as defined in the ESOP, as of the date immediately preceding the Effective Date of this Plan amendment, restatement, conversion and continuation will be credited to an ESOP Investment Account in the name of the Participant. Thereafter, this ESOP Investment Account shall be credited with earnings and debited for distributions, losses and expenses as described herein.

         (i) PAYSOP Account. The amount equal to that credited to the Participant's PAYSOP Account, as of the date immediately preceding the Effective Date of this Plan amendment, restatement, conversion and continuation shall have been credited to a PAYSOP Account in the name of the Participant. Thereafter, the PAYSOP Account shall be credited with earnings and debited for distributions, losses and expenses as described herein.

         (j) ESOP Forfeiture Suspense Account. The amount equal to that credited to a Participant's Forfeiture Suspense Account, as defined in the ESOP, as of the date immediately preceding the Effective Date of this Plan amendment, restatement, conversion and continuation will be credited to an ESOP Forfeiture Suspense Account in the name of the Participant. Thereafter, this Account shall be credited with earnings and debited for reallocations, losses and expenses as provided herein.

         Each of the Accounts described above will share in the gains and losses of the Trust Fund, and the expenses of the Plan, in the manner as described in
Section 5.4 herein.

         5.2 ALLOCATION OF ELECTIVE DEFERRALS CONTRIBUTIONS

         (a) In General. For each Plan Year, as of the last day of each payroll period, Elective Deferrals made with respect to the payroll period by a Participant shall be allocated to the Elective Deferral Account of that Participant.

         (b) Annual Limit on Elective Deferrals.

               (1) Limit. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Company or Controlled Group Member, during any calendar year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such calendar year (note for this purpose, any Elective Deferrals in excess of the Code Section 415 limitations which are returned to the Participant as described in Subsection 5.7(a)(4) hereof shall be disregarded).

               (2) Distribution of Excess Elective Deferrals. If in any calendar year a Participant's total Elective Deferrals under the Plan, in addition to all such salary reduction contributions under all other qualified cash or deferred arrangements (as defined in Section 401(k) of the Code) maintained by the Company or any Controlled Group Member in which a Participant participates, exceed the applicable dollar limitation contained in Section 402(g) of the Code, the Excess Elective Deferrals plus any income and minus any loss allocable thereto shall be deemed to be assigned to this Plan and distributed to the Participant as soon as practicable after the Plan Administrator determines that the Excess Elective Deferrals were made, but no later than the April 15 of the calendar year following the calendar year in which the Excess Elective Deferrals arose. If in any calendar year a Participant's total Elective Deferrals under the Plan, in addition to all such salary reduction contributions under all other qualified cash or deferred arrangements (as defined in Section 401(k) of the Code) in which the Participant participates other than those maintained by the Company or any Controlled Group Member, exceed the applicable dollar limitation contained in Section 402(g) of the Code, a Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator before April 15 of the year following the year in which the deferrals were made of the amount of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whom Excess Elective Deferrals were assigned (or deemed assigned) for the preceding year and who claims Excess Elective Deferrals for such taxable year.

               (3) Determination of Income or Loss. Excess Elective Deferrals shall be adjusted for any income or loss in accordance with the applicable terms of the Plan for valuing Accounts, up to the last day of the Plan Year prior to the Plan Year in which such amount is distributed.

         (c) Actual Deferral Percentage Test. Notwithstanding anything in the Plan to the contrary, effective for Plan Years beginning on or after January 1, 2003, and only to the extent that the requirements of Code Section 401(k)(12) are not satisfied with respect to Elective Deferrals, the Actual Deferral Percentage for participants who are Highly Compensated Employees for each Plan Year and the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

               (1) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for

Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

               (2) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

         (d) Special Rules:

               (1) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Nonelective Employer Contributions, if treated as Elective Deferrals for purposes of the Actual Deferral Percentage test) allocated to the Participant's Accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Employer Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

               (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy
Section 401(k) of the Code only if they have the same Plan Year.

               (3) For purposes of determining the Actual Deferral Percentage test, Qualified Nonelective Employer Contributions may only be taken into account if such contributions are made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

               (4) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Nonelective Employer Contributions used in such test.

               (5) The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (e) Distribution of Excess Contributions.

               (1) Required Distributions. Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto as described in Subsection (e)(2) which follows, shall be distributed no later than the last day of each Plan Year to Participants to whose Elective Deferral Accounts such Excess Contributions were allocated for the preceding Plan Year. Such distributions shall be made to Participants in the Plan Year who are Highly Compensated Employees by reducing Excess Contributions made on behalf of such Highly Compensated Employees on the basis of the amount of Elective Deferrals made by, or on behalf of, each of such Highly Compensated Employees so that the limit is not exceeded. The Excess Contributions are calculated and distributed in the following manner:

                    (A) First, reduce the Elective Deferral of the Highly Compensated Employees, beginning with the Highly Compensated Employee with the highest dollar amount, to equal the dollar amount of the Highly Compensated Employee with the next highest dollar amount of Elective Deferral, and distribute this amount to the Highly Compensated Employee who initially had the highest dollar amount of Elective Deferrals.

                    (B)  Next,   repeat  the   preceding   until  total   Excess
Contributions are distributed.

         If these distributions are made, the Actual Deferral Percentage is treated as meeting the nondiscrimination test of Code Section 401(k)(3) regardless of whether the Actual Deferral Percentage, if recalculated after distributions, would satisfy Code Section 401(k)(3). Furthermore, for purposes of Code Section 401(m)(9), if a corrective distribution of Excess Contributions has been made, the Actual Deferral Percentage for Highly Compensated Employees is deemed to be the largest amount permitted under Code Section 401(k)(3). Excess Contributions shall be treated as Annual Additions under Section 5.7.

               (2) Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss in accordance with the applicable terms of the Plan for valuing Accounts, up to the last day of the Plan Year prior to the Plan Year in which such amount is distributed.

               (3) Accounting for Excess Contributions: Excess Contributions shall be distributed from the Elective Deferral Account of Participants who are Highly Compensated Employees in the order described in Subsection (e)(1) hereof.

         5.3 ALLOCATIONS UNDER 401(K) PLAN (OTHER THAN ELECTIVE DEFERRALS)

         (a) Allocation of Qualified Nonelective Employer Contributions. Qualified Nonelective Employer Contributions for Plan Years commencing prior to January 1, 2003 shall be allocated to the Qualified Nonelective Employer Contribution Account of each eligible Participant during the year in the ratio that each such eligible Participant's Compensation for the Plan Year bears to all the Compensation of all such Participants eligible for a Qualified Nonelective Employer

Contribution   for  that  Plan  Year.   Any   Qualified   Nonelective   Employer
Contributions made for the Plan Year beginning on January 1, 2002, shall be allocated only to the Qualified Nonelective Employer Contribution Account of all otherwise eligible Participants who were still in Service on the last day of such Plan Year. For purposes hereof, "Compensation" shall have the meaning described in Section 2.15 hereof.

         (b)  Allocation  of  Employer  Matching  Contributions  and  Offsetting
Forfeitures. As of the last day of each payroll period (but no less often than the last day of each Plan Year quarter), Employer Matching Contributions made pursuant to Section 4.2 on behalf of each Participant who made Elective Deferrals during the payroll period, together with Employer Contribution Forfeitures and 401(k) Discrimination Forfeitures used to reduce and offset Employer Matching Contributions, shall be allocated to the Participant's
Employer Matching Contributions Account. Subject to any applicable Plan limitations on Employer Matching Contributions, the Employer Matching Contribution to be allocated, together with Employer Contribution Forfeitures and 401(k) Discrimination Forfeitures, shall be an amount targeted to be, for payroll periods beginning prior to January 1, 2003, equal to fifty percent (50%) of the first six percent (6%) of Elective Deferrals of each Participant entitled to share in this allocation. Effective for payroll periods beginning on and after January 1, 2003, the Employer Matching Contribution amount for each payroll period shall be equal to one hundred percent (100%) of the first five percent (5%) of Elective Deferrals with respect to each Participant entitled to share in the allocation of an Employer Matching Contribution for such payroll period.

         (c) Allocation of Employer Profit Sharing Contributions and Forfeitures in Excess of Employer Matching Target. As of the last day of each Plan Year the Employer Profit Sharing Contributions shall be allocated to the Participant's Employer Profit Sharing Account, provided the Participant was credited with a Year of Service during that Plan Year and was still in Service on the last day of that Plan Year. As of the last day of each Plan Year, Employer Profit Sharing Contributions made pursuant to Section 4.3, together with any Employer
Contribution  Forfeiture  which  could be used to  reduce  and  offset  Employer
Matching Contributions, but are in excess of the targeted match, shall be allocated to the Participant's Employer Profit Sharing Account, provided the Participant is credited with a Year of Service during that Plan Year and is still in Service on the last day of the Plan Year. Both of these allocations will be based on the proportion of the eligible Participant's Compensation for the Allocation Period to the total Compensation of all such Participants for the Allocation Period. For purposes hereof, "Compensation" shall have the meaning described in Section 2.15 hereof.

         5.4 VALUATION OF TRUST FUND

         (a) In General. The assets of the Trust Fund will be valued at Fair Market Value no less often than annually as of the last day of the Plan Year. Also no less often than annually, the earnings, losses and expenses of the Trust Fund will be allocated to or charged against the Participants' and Inactive
Participants' Accounts. The Employer Stock Fund, including all dividend and other earnings attributable to the Employer Stock Fund shall be valued on a "unitized" basis.

         (b) Valuation and Allocation of Earnings.

               (1) The investment funds that are selected by the Administrator pursuant to Section 17.4 shall be valued at Fair Market Value as of each Valuation Date. For purposes of this Section 5.4, the Valuation Date shall be each business day with respect to Daily Pricing Media (as defined in Section 2.41) and such other dates as determined by the Company for assets that are valued other than as Daily Pricing Media. In addition, each Participant's Accounts will be: (A) credited with all contributions made by him or on his behalf as well as amounts transferred to the Plan on his behalf; and (B) debited with the amount of any withdrawal or distribution made to him or on his behalf. The provisions of Sections 5.4(b)(2) and 5.4(b)(3) shall apply only to the extent, if any, that assets of the Fund are not invested in investment funds that are Daily Pricing Media.

               (2) Except as provided in Section 5.4(b)(1), the Accounts of each Participant will be credited, as of each Valuation Date, with the Participant's share of the net investment income and any realized and unrealized capital gains of the investment funds that occurred since the last Valuation Date. Except to the extent otherwise reflected in the value of mutual fund shares, such Participant's share of such income will be that portion of the total net investment income and capital gains of each such investment fund which bears the same ratio to such total as the balance of the Participant's Accounts attributable to each such investment fund on the preceding Valuation Date bears to the aggregate of the balances of all Participant Accounts attributable to each such investment fund as of the preceding Valuation Date.

               (3) Except as provided in Section 5.4(b)(1), the Accounts of each Participant will be debited, as of each Valuation Date, with the Participant's share of any realized and unrealized losses, including capital losses, of the investment funds that occurred since the last Valuation Date. Except to the extent otherwise reflected in the value of mutual fund shares, the Participant's share of any realized and unrealized losses, including capital losses, will be that portion of the total realized and unrealized losses of each such investment fund which bears the same ratio to such total as the balance of the Participant's Account attributable to each such investment fund on the preceding Valuation Date bears to the aggregate of the balances of all Participant Accounts attributable to each such investment fund as of the preceding Valuation Date.

         (c) Expenses of General Fund Administration. All expenses of the Plan chargeable thereto in accordance with ERISA and the Code (other than expenses specifically chargeable to Participant-directed Accounts pursuant to Section 17.5(a) hereof) shall be paid by the Plan from Plan forfeitures, as directed by the Administrator (or its delegate), and to the extent not so debited to and charged against Plan forfeitures, such expenses shall be debited to and charged against each Account, including Accounts which are Participant directed, in proportion to the size of the Account, unless such expenses are otherwise paid by the Employer, in its discretion.

         (d) Special Suspense Accounts. The Administrator may direct that special suspense accounts be established to hold Employer Contributions, income (including stock and cash dividends), stock or other amounts that are assets of the Trust Fund, but will not be allocable, or cannot be allocated because of a limitation herein, until the next Valuation Date.

         5.5 AVERAGE CONTRIBUTION PERCENTAGE TEST: THE AGGREGATE LIMIT FOR EMPLOYER MATCHING CONTRIBUTIONS AND ELECTIVE CONTRIBUTIONS

         (a) The Aggregate Limit in General.

               (1) General Rules. Notwithstanding anything in the Plan to the contrary, effective for Plan Years beginning on or after January 1, 2003, and only to the extent that Code Sections 401(k)(12) and 401(m)(11) are not satisfied with respect to any Employer Matching Contributions, the Average Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                    (A) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                    (B) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Participants who are Highly Compensated
Employees does not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

               (2) Special Rules:

                    (A) Multiple Use: Effective for Plan Years beginning before January 1, 2002, if the sum of the Actual Deferral Percentage and Average Contribution Percentage of Highly Compensated Employees exceeds the Aggregate Limit described in subsection (a) above, then the Average Contribution Percentage of those Highly Compensated Employees will be reduced by forfeiting such excess with respect to such Highly Compensated Employees, beginning with the Highly Compensated Employee who is a Participant that Plan Year whose Employer Matching Contribution is the highest and continuing in accordance with Code Section 401(m)(6) until the excess with respect to the Plan Year will no longer exist. The amount by which each Highly Compensated Employee's
Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution and shall be a 401(k) Discrimination Forfeiture. The Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections (including the determination by the Administrator as to which contributions made prior to January 1, 2003 are to be treated as Qualified Nonelective Employer Contributions) required to meet the Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if either the Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and Average Contribution Percentage of the Non-Highly Compensated Employees. Notwithstanding the foregoing, the multiple use test shall not apply for Plan Years beginning on or after January 1, 2002.

                    (B) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to the Participant's Account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                    (C) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy
Section 401(m) of the Code only if they have the same plan year.

                    (D) For purposes of determining the Contribution Percentage test, Employer Matching Contributions will be considered made for a Plan Year if they are made no later than the end of the twelve (12) consecutive month period beginning on the day after the close of the Plan Year.

                    (E) The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Nonelective Employer Contributions used in such test.

                    (F) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (b) Distribution of Excess Aggregate Contributions.

               (1) In General. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions attributable to a Highly Compensated Employee, plus any income and minus any loss allocable thereto as described in subsection
(2), shall be forfeited under the Vesting Schedule, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants who are Highly Compensated Employees to whose Matching Employer Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. The Excess Aggregate Contributions shall be calculated and distributed in the following manner:

                    (A) First, reduce the Employee Matching Contributions beginning with the Highly Compensated Employee with the highest dollar amount of Employer Matching Contributions and distribute this to that Highly Compensated Employee, and

                    (B) Next, repeat this step until the total Excess Aggregate Contribution is distributed.

         If these distributions are made, the Average Contribution Percentage test will be treated as meeting the nondiscrimination test of Code Section 401(m)(1) regardless of whether the Average Contribution Percentage, if recalculated after distributions, would satisfy Code Section 401(m)(2). Furthermore, for purposes of Code Section 401(m)(9), if a corrective distribution of Excess Aggregate Contributions has been made, the Average
Contribution Percentage for Highly Compensated Employees is deemed to be the largest amount under Code Section 401(m)(2).

         If such Excess Aggregate Contributions are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to which those amounts arose. Excess Aggregate Contributions shall be treated as Annual Additions under Section 5.7(c)(1) of the Plan.

                   (2) Determination of Income or Loss. Excess Aggregate Contributions shall be adjusted for any income or loss up to the last day of the Plan Year.

                   (3) Forfeitures of Excess Aggregate Contributions. Forfeitures of Excess Aggregate Contributions (i.e., 401(k) Discrimination Forfeitures) shall be used, together with Employer Contributions Forfeitures, first to pay Plan expenses, as described in Section 5.4(c) and to the extent directed by the Administrator, and then to reduce and offset Employer Matching Contributions. However, if these forfeitures exceed the target match described in Section 5.2, and the forfeitures cannot be used to pay Plan expenses, then such forfeitures shall be allocated like Employer Profit Sharing Contributions pursuant to Section 5.3 hereof.

                   (4) Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions shall be forfeited, if forfeitable, or if not forfeitable, distributed from the Employer Matching Contributions Account of Highly Compensated Employees who are Participants in that Plan Year in the order described in subsection (b)(1) hereof.

         5.6 INACTIVE PARTICIPANTS. An Inactive Participant shall not be entitled to share in Qualified Nonelective Employer Contributions, Employer Matching Contributions, Employer Profit Sharing Contributions or Employer Contribution Forfeiture or 401(k) Discrimination Forfeiture for a Plan Year. Nevertheless, the Participant's Accounts shall be maintained and credited, or charged, with Trust Fund earnings, distributions, losses and expenses in accordance with Section 5.4 hereof, until the balance thereof (to the extent Vested) shall have been fully distributed.

         5.7 LIMITATIONS ON ALLOCATIONS

         (a) In General.

               (1) Notwithstanding anything herein to the contrary, and subject to the adjustments hereinafter set forth, the maximum Annual Addition for any Plan Year to a Participant's Accounts under this Plan shall in no event exceed the lesser of: (A) $35,000 (as adjusted by the

Internal Revenue Service for increases in cost of living in accordance with Code
Section 415(d) and the applicable regulations); or (B) 25% of the amount of a Participant's Compensation, as defined in this Section 5.7. Effective for Plan Years beginning after December 31, 2001, and subject to the adjustments hereinafter set forth, the maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Plan Year shall not exceed the lesser of (A) $40,000 (as adjusted for increases in the cost-of-living under Section 415(d) or the Code); or (B) 100% of the Participant's Compensation, as defined in this Section 5.7.

               (2) Prior to the allocation of actual Employer Contributions in any Plan Year, the Administrator shall determine whether the amount to be allocated would cause the limitations prescribed hereunder to be exceeded with respect to any Participant. In the event there would be such an excess, the Annual Additions to this Plan shall be adjusted by reducing Participant and Employer Contributions in such amounts as are determined by the Administrator, but only to the extent necessary to satisfy such limitations.

               (3) As soon as is administratively feasible after the end of the Limitation Year, the Administrator will determine the maximum amount of Annual Additions that are permitted for such Limitation Year.

               (4) If the Administrator determines that the amount of a Participant's Annual Additions exceed the limitations set forth herein and such excess arises as a consequence of a reasonable error in estimating the Participant's Compensation, the allocation of forfeitures, a reasonable error in determining the amount of Elective Deferrals that may be made with respect to any individual under the limits of Section 415 of the Code, or under other limited facts and circumstances that the Internal Revenue Service approves, such excess amounts shall not be deemed Annual Additions in that Limitation Year to the extent corrected hereunder as follows:

                    (A) Any Elective Deferrals, together with gains attributable to those Elective Deferrals, to the extent they would reduce the Excess Amount, will be returned to the Participant. These retirement amounts of Elective Deferrals shall be disregarded for purposes of Code Section 402(g), the Actual Deferral Percentage Test of Section 5.2 hereof and the Average Contribution Percentage Test of Section 5.5 hereof.

                    (B) If, after the application of Subsection (A) above, an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount first in the Participant's Profit Sharing Account and then, if necessary, in the Participant's Employer Matching Account, and finally, if necessary, in the Participant's Qualified Nonelective Employer Contributions Account, will be used to reduce such Employer Contributions (together with any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary.

                    (C) If, after the application of Subsection (A) above, an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account (together with allocation of any Forfeitures) will be applied to reduce future Employer Matching Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary. For purposes of this Subsection (a)(4)(C), Excess Amounts may not be distributed to Participants or former Participants.

                    (D) If an Excess Amount is in a suspense account in existence after the above at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment earnings and losses. If the suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participant's Accounts as provided hereunder before any Elective Deferrals, Qualified Nonelective Employer Contributions, or Employer Matching Contributions may be made.

         (b) If the Employer Should Maintain a Defined Benefit Plan. Notwithstanding the foregoing, in the case of a Participant who participates in this Plan and a qualified defined benefit plan maintained or ever maintained by an Employer, the sum of the defined benefit plan fraction (as defined in Code
Section 415(e)(2)) and the defined contribution plan fraction (as defined in Code Section 415(e)(3)) for any year shall not exceed 1.0. Notwithstanding the foregoing, as of January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction, in accordance with IRS Notice 87-21, so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code does not exceed 1.0. However, the matters as set forth in this subparagraph (b) shall have no effect for Plan Years beginning after December 31, 1999.

         (c) Definitions.

               (1) Annual Additions: The sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

                    (A) Elective Deferrals (including Excess Contributions);

                    (B) Qualified Nonelective Employer Contributions;

                    (C) Employer Matching Contributions;

                    (D) Employer Profit Sharing Contributions;

                    (E) voluntary after tax employee contributions (if the Plan should ever be amended to permit such contributions);

                    (F) Employer Contribution Forfeitures and 401(k) Discrimination Forfeitures to the extent not returned to the Highly Compensated Employees responsible for Excess Aggregate Contributions as described herein; and

                    (G) Amounts allocated after March 31, 1984 to an individual medical account as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual
Additions  to  a  defined   contribution   plan.

Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit find as defined in Section 419(e) of the Code maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

         For this purpose, any Excess Amount applied under subsection (a)(4) in the Limitation Year to reduce (i) Qualified Nonelective Employer Contributions,
(ii) Employer Matching Contributions and (iii) Employer Profit Sharing Contributions will be considered Annual Additions for such Limitation Year.

         Any Annual Additions attributable to contributions described in Section
3.9 shall be treated as Annual Additions for the appropriate Limitation Year as required by Code Section 415 and the regulations thereunder; provided, however, that amounts attributable to lost earnings with respect to any such corrective contributions shall not be treated as Annual Additions.

               (2) Compensation: Compensation for purposes of this Section is defined as "compensation" paid during such Limitation Year within the meaning of Treasury Regulation Sections 1.415-2(d)(2) and 1.415-2(d)(3), including, for years after December 31, 1997, any elective deferrals under Code Section 402(g)(3), any amount which is contributed or deferred by an Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125, and any amounts that are deferred by the Employer and not included in the gross income of the Employee by reason of Code
Section 132(f).

               (3) Employer: For purposes of this Section, Employer shall mean each individual Employer, considered separately, that adopts this Plan, and all Controlled Group Members as that term is modified by Section 415(h) of the Code.

               (4) Limitation Year: A calendar year. If the Limitation Year is amended to a different twelve consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve consecutive month period, the maximum permitted Annual Addition will not exceed the defined contribution dollar limitation set forth in Subsection (a) multiplied by the following fraction:


                  number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

         (d) To the extent not otherwise provided in this Section 5.7, the limitations of Code Section 415 and the regulations and other guidance issued thereunder are hereby incorporated by reference.

         5.8 ALLOCATION NOT EQUIVALENT TO VESTING. The fact that an allocation shall be made and credited to the Account of a Participant shall not vest in the Participant any right, title or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan.

                     6. RETIREMENT AND DISABILITY BENEFITS

         6.1 NORMAL RETIREMENT. As of the Participant's Normal Retirement Date, notwithstanding the Vesting Schedule described in Section 8.2, the balance of all such Participant's Accounts shall be fully Vested and nonforfeitable and the Participant's Accounts shall be payable in accordance with Articles 9, 10 and 11.

         6.2 DISABILITY RETIREMENT. Following the Administrator's determination of the Participant's Disability, a Participant who has been found to have incurred a Disability shall be fully Vested and nonforfeitable in the
Participant's  Accounts,  notwithstanding  the  Vesting  Schedule  described  in
Section 8.2. The Participant's Accounts shall be payable in accordance with Articles 9, 10 and 11.

                      7. DEATH BENEFITS BEFORE RETIREMENT
                            ELIGIBILITY OR DISABILITY

         7.1 DEATH BENEFIT BEFORE RETIREMENT ELIGIBILITY OR DISABILITY IN GENERAL. If a Participant dies before termination of Service (for any reason, whether voluntary or involuntary), the balance in the deceased Participant's Accounts shall be fully Vested and nonforfeitable, and payable in accordance with Sections 7.2 and 7.3 hereof.

         7.2 DEATH BENEFITS ATTRIBUTABLE TO PLAN ACCOUNTS OTHER THAN RETIREMENT PLAN ACCOUNTS. The following provisions describe the death benefits under this Plan, if any, attributable to a deceased Participant's Plan Accounts, other than the Participant's Retirement Plan Account:

         (a) In General. Upon the death of a Participant before termination of Service, the entire amount of the Participant's Vested Account, other than the Participant's Retirement Plan Account, if any, shall be paid as soon as practicable (unless deferred as described herein at Subsection (b)) in a single, lump sum to the Participant's Beneficiary. To the extent permitted under Section 9.2(b), a Beneficiary may elect to have distributions made in the form of installment payments.

         (b) Deferral of Receipt of Death Benefit. Any person entitled to receive a death benefit pursuant to Section 7.2(a) may defer the receipt of such death benefit subject to the provisions of Article 12. During any period of deferral, the portion of the deceased Participant's Accounts payable as a death benefit to such person shall be entitled to receive allocations of gain or loss in the same manner as other Accounts.

         (c) Effect of Beneficiary's Death. In the event that a Participant's Beneficiary survives the Participant but dies before full payment of the Participant's Vested Account balances described in Section 7.2(a), the remaining balances of such Accounts shall be paid as soon as practicable to the Beneficiary, if any, designated by such deceased Beneficiary, or to the Participant's estate if there is no valid beneficiary designation on file with the Plan Administrator. Likewise upon the death of a deceased Beneficiary's Beneficiary before full payment, the remaining balances of the Accounts shall be paid as soon as practical to the Beneficiary, if any, designated by the deceased Beneficiary's Beneficiary, or to the Participant's estate if there is no valid beneficiary designation on file with the Plan Administrator.

         (d) Effect of Qualified Domestic Relations Order. For purposes of this Section, a former Spouse will be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

         7.3 DEATH BENEFITS ATTRIBUTABLE TO RETIREMENT PLAN ACCOUNTS. The following provisions describe the death benefits under this Plan, if any, attributable to a deceased Participant's Retirement Plan Accounts:

         (a) Unmarried Participants. Upon the death of an unmarried Participant, the entire amount of the Participant's Vested balance in the Participant's Retirement Plan Accounts shall be paid as soon as practicable (unless deferred) in a lump sum to the Participant's designated Beneficiary. The Beneficiary of an unmarried Participant may elect any optional form of payment described at
Section 10.2(d) with respect to the Participant's Retirement Plan Account.

         (b) Married Participants. Upon the death of a married Participant who dies before the Participant's benefits under the Plan commence, and who leaves a surviving Spouse, a Qualified Preretirement Survivor Annuity shall be made available to the Participant's surviving Spouse. Payment of such Qualified Preretirement Survivor Annuity shall begin within a reasonable time after the Participant's death, unless it is waived by the Participant with spousal consent as provided in Subsection (g). However, the Spouse may elect an optional form of payment described at Section 10.2(d), as provided in Subsection (e) of this Section with respect to the Participant's Retirement Plan Account. Any such annuity payable to a surviving Spouse shall commence on any date elected by the surviving Spouse, subject to any rules applicable to the maximum period of deferral under Section 12.1 hereof.

         (c) Deferral of Receipt of Death Benefit. Any person entitled to receive a death benefit pursuant to this Section 7.3 may defer the receipt of such death benefit subject to the provisions of Article 12. During any period of deferral, the portion of the unpaid balance of the Participant's Vested Accounts payable as a death benefit to such person shall receive allocations of gain or loss in the same manner as other Accounts.

         (d) Effect of Beneficiary's Death. In the event that a Participant's Beneficiary survives the Participant but dies before full payment of the balance of the Participant's Vested Retirement Plan Account, the remaining balance of the Participant's Vested Retirement Plan Accounts shall be paid as soon as practicable to the Beneficiary, if any, designated by such deceased Beneficiary or to the Participant's estate if there is no valid beneficiary designation on file with the Plan Administrator. Likewise upon the death of a deceased Beneficiary's Beneficiary before full payment of a benefit other than the Qualified Preretirement Survivor Annuity, the remaining balances of the Accounts shall be paid as soon as practical to the Beneficiary, if any, designated by the deceased Beneficiary's Beneficiary, or to the Participant's estate if there is no valid beneficiary designation on file with the Plan Administrator.

         (e) Right to Elect a Different Form of Death Benefit. If a Qualified Preretirement Survivor Annuity form of death benefit becomes payable, and unless an annuity contract for such has already been purchased, a surviving Spouse shall have the right to elect a different form of payment, provided it is available under the Plan with respect to the portion of the balance of the Participant's Vested Retirement Plan Account that is payable to the surviving Spouse, and further provided that such election is in writing and is witnessed by a Plan representative or a notary public. Payment pursuant to any such election shall be in lieu of the Qualified Preretirement Survivor Annuity death benefit otherwise payable to the surviving Spouse. A non-Spouse Beneficiary of a married Participant may also elect a different form of payment with respect to the Participant's Retirement Plan Account that is available under the Plan in lieu of a lump sum.

         (f) Effect of Qualified Domestic Relations Order. For purposes of this Section, a former Spouse will be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

         (g) Waiver of Qualified Preretirement Survivor Annuity. A married Participant may waive the Qualified Preretirement Survivor Annuity otherwise provided in accordance with this Section, provided that the Participant's Spouse consents in writing to the Participant's waiver and election to designate a non-Spouse Beneficiary to receive the unpaid portion of the balance of the Participant's Vested Retirement Plan Account otherwise payable to such Spouse. The following rules shall apply regarding notice to Participants of the right to such election and the requirement that the Participant's Spouse consent to any such election:

               (1) Notice Requirement. The Employer shall provide each Participant, within the applicable period for such Participant, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided pursuant to
Section 10.2 with respect to the standard method of distribution in the form of a Qualified Joint and Survivor Annuity. The applicable period for a Participant is the later of (A) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending on the close of the Plan Year in which the Participant attains age thirty-five (35), or (B) a reasonable period ending after the individual becomes a Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35).

         For purposes of applying the event described in (B) of the preceding paragraph, a reasonable period ending after the individual becomes a Participant is the end of the two (2) year period beginning one (1) year prior to the date the Participant becomes a Participant in the Plan, and ending one (1) year after the Participant becomes a Participant in the Plan. In the case of a Participant who separates from service before the Plan Year in which the Participant attains age thirty-five (35), notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

               (2) Spousal Consent and Qualified Election. At any time prior to the Participant's Annuity Starting Date (as defined in Section 2.7), a Participant may make a qualified election in writing, within the election period beginning on the first day of the Plan Year in which the Participant attains age thirty-five (35) (or beginning on the date of the Participant's separation from service if the Participant's separation occurs prior to such date) and ending on the date of the Participant's death, to waive the Qualified Preretirement Survivor Annuity form of death benefit and to designate a non-Spouse Beneficiary to receive the death benefit otherwise payable to such Spouse. Any such waiver of a Qualified Preretirement Survivor Annuity form of death benefit shall not be effective unless: (A) the Participant's Spouse consents in writing to the election; (B) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (C) the Spouse's consent acknowledges the effect of the election; and (D) the Spouse's consent is witnessed by a Plan representative or notary public. If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a qualified election.

         Any consent by a Spouse obtained under this provision (or the establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary and that the Spouse voluntarily elects to relinquish such right. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. However, once the Spouse has consented to the Participant's election, such Spouse's consent cannot be revoked unless the Participant also revokes the Participant's election. No consent obtained under this provision with regard to waiver of a Qualified Preretirement Survivor Annuity form of benefit shall be valid unless the Participant has received notice as provided in the preceding Subsection (g)(1).

                 8. SEVERANCE FROM SERVICE PRIOR TO RETIREMENT,
                  DISABILITY OR DEATH: VESTING AND FORFEITURES

         8.1 VESTED BENEFIT. If, as of a Participant's date of termination of Service with the Employer, the Participant is not entitled to a benefit under
Article 6 (i.e., a Retirement or Disability benefit), or 7 (i.e., a death benefit), the Participant may be entitled to a Vested Benefit under this Section. Such Vested Benefit shall be equal to the Vested and nonforfeitable percentage of the aggregate of the Participant's Employer Accounts determined in accordance with the Vesting Schedule described in Section 8.2, together with one hundred percent (100%) of all of the Participant's other Accounts.

         8.2 VESTING SCHEDULE. Upon the termination of a Participant's Service before his Normal Retirement Date for any reason other than death or Disability, the amount in the Participant's Employer Matching Contributions Account, Employer Profit Sharing Account, Retirement Plan

Accounts and ESOP Accounts (including the PAYSOP Account) shall be Vested in the Participant according to the following schedules:

         (a) For Participants who are not credited with an Hour of Service on or after January 1, 2002:


                                                        EMPLOYER ACCOUNT VESTED
         YEARS OF VESTING SERVICE                          PERCENTAGE OF EACH

            Less than 4 years                                   0%

            4 years                                            40%

            5 years or more                                   100%

         (b) For Participants who are credited with an Hour of Service on or after January 1, 2002, but who are not credited with an Hour of Service on or after January 1, 2003:


                                                        EMPLOYER ACCOUNT VESTED
         YEARS OF VESTING SERVICE                          PERCENTAGE OF EACH

            Less than 3 years                                   0%

            3 years or more                                   100%


         (c) For Participants who are credited with an Hour of Service on or after January 1, 2003:

                                                        EMPLOYER ACCOUNT VESTED
         YEARS OF VESTING SERVICE                           PERCENTAGE OF EACH

            1 year or more                                    100%

         The amount credited to the Participant's other Accounts shall be fully Vested and nonforfeitable at all times.

         8.3 EMPLOYER CONTRIBUTION FORFEITURES IN GENERAL

         (a) Transfer of Forfeitures to Forfeiture Suspense Account. Upon the termination of Service with the Employer of a Participant who is not fully Vested in the value of all the Participant's Accounts, the value of the Participant's Accounts as of the Allocation Date immediately preceding such termination which is in excess of the amount which is Vested and which are therefore forfeitable in accordance with the provisions of the Vesting Schedule shall be credited to the Participant's Forfeiture Suspense Account associated with the type of Employer contribution which is being forfeited. It is noted that a Participant who has terminated Service shall be treated as fully Vested in the remaining value of the Participant's Accounts during the period after the forfeiture is credited to the Participant's Forfeiture Suspense Account. Gain or loss shall be allocated to such Forfeiture Suspense Account in accordance with Section 5.4 hereof.

         (b) Forfeiture on Distributions and Rehire in Plan Year of Distributions. In the event of distribution of the entire Vested balance of a Participant's Accounts, any amount credited to the Participant's Forfeiture Suspense Account shall be forfeited as of the date of such distribution. However, if the Participant is reemployed by the Employer as an Employee prior to the end of the Plan Year in which such distribution occurs, the amount credited to each Participant's Forfeiture Suspense Account shall be restored to the Participant's Account with respect to which the forfeiture was made and accounted for separately thereunder. Thereafter, the value of the Vested interest in these restored Participant's Accounts shall be determined in accordance with Section 8.2.

         (c) Forfeiture on Five Breaks in Service. Any amount credited to a Participant's Forfeiture Suspense Account that has not been previously forfeited in accordance with the foregoing subsection (b) shall be forfeited as of the Allocation Date coincident with or next following the date when the Participant incurs five (5) consecutive one (1) year Breaks in Service.

         (d) All amounts credited to a Forfeiture Suspense Account shall continue to be held until a forfeiture occurs pursuant to the foregoing subsection (b) or subsection (c) and shall receive allocations of gain or loss pursuant to Section 5.4 hereof.

         (e)  Neither the  Participant  whose  interest  has been  forfeited  as provided in the preceding subsection (b) or (c), nor the Participant's Beneficiary, executor, administrator or other person claiming on the Participant's behalf shall thereafter be entitled to any such forfeited interest.

         (f) The amounts forfeited under the provisions of subsection (b) or (c) of this Section shall be applied as soon as possible first to pay Plan expenses, as described in Section 5.4(c) and to the extent directed by the Administrator, and then to reduce Matching Employer Contributions, or if the forfeitures are in excess of the amount needed to meet the targeted match, then allocated as Employer Profit Sharing Contributions under the Plan, and for all purposes of the Plan, including allocation, shall be treated as an Employer Contribution for the Plan Year in which they are so applied; provided, however, that Employer Contribution Forfeitures may also be used to restore a reemployed Participant's Accounts as provided in Section 8.4.

         8.4 RESTORATION OF AMOUNTS CREDITED TO EMPLOYER CONTRIBUTION FORFEITURE SUSPENSE ACCOUNTS AND POSSIBLE REPAYMENT REQUIREMENT FOR PARTICIPANTS WITH VESTED BENEFITS

         (a) Reemployment Before Five Breaks in Service if Forfeiture Did Not Occur. In the event of a Participant's reemployment prior to incurring five (5) consecutive one (1) year Breaks in Service after the Participant's termination of Service, any amount credited to the Participant's Retirement Plan Forfeiture Suspense Account and ESOP Forfeiture Suspense Account that has not yet been forfeited pursuant to Section 8.3(b) of the Plan shall be restored to the Participant's Accounts from which the forfeitures occurred as of the date of the Participant's reemployment.

         (b) Reemployment Before Five Breaks in Service if Forfeitures Did Occur. In the event of a Participant's reemployment prior to incurring five (5) consecutive one (1) year Breaks in Service after such termination of employment, any amount that was credited to a Forfeiture Suspense Account and actually forfeited as a result of a distribution of the entire Vested balance of the Participant's Accounts shall be restored to the Participant's Accounts if and only if the Participant is reemployed by the Employer and repays to the Trust a single sum equal to the full amount of such distribution prior to the earlier of the fifth (5th) anniversary of the Participant's reemployment or the date that the Participant incurs five (5) consecutive one (1) year Breaks in Service after the date of distribution. Thereafter, these restored Participant's Accounts shall be accounted for separately. Any Employer Contribution Forfeitures occurring with respect to other Participants in the Plan Year in which the Participant makes the required repayment shall first be used to restore the amount that the Participant forfeited. If Employer Contribution Forfeitures with respect to other Participants in the current Plan Year are insufficient to provide the necessary funds for all required restoration of forfeitures, then the Employer shall contribute the additional amount to the Plan that is necessary for such purpose.

         (c) Reemployment After Five Breaks in Service. A Participant who terminated employment with the Employer and is only reemployed after incurring five (5) consecutive one (1) year Breaks in Service shall not have any forfeiture restored to the Participant's Accounts and shall not be permitted to repay any amounts distributed. Furthermore, the Participant's Years of Vesting Service after such five (5) consecutive Breaks in Service shall not be taken into account for determining the vesting of the Participant's Accounts which existed before such five (5) consecutive Breaks in Service.

         8.5 FORFEITURE AND RESTORATION IF NO VESTED ACCOUNT BALANCE

         (a) In General.  This Section 8.5 shall apply in lieu of Sections  8.3,
8.4 and 8.6 upon the termination of a Participant's Service who has no Vested balance in any of the Participant's Employer Accounts pursuant to the Vesting Schedule and who had not previously made any Elective Deferrals to the Plan. The value of such Accounts of the Participant, including any final allocation which the Participant would have been entitled to receive, shall be deemed to have been distributed to the Participant and shall be forfeited upon the Participant's termination of employment. The amount forfeited in accordance with this Section shall be utilized as provided in Section 8.3(f), unless such Employer Contribution Forfeitures are used to restore a re-employed Participant's Accounts as provided in the following Subsection (b). Neither the Participant whose interest has been forfeited as provided in this Section 8.5(a), nor the Participant's Beneficiary, executor, administrator or other person claiming on the Participant's behalf, shall thereafter be entitled to any such forfeited interest, except as otherwise provided in the following Subsection (b).

         (b) Restoration of Forfeited Accounts. In the event of a Participant's reemployment prior to incurring five (5) consecutive one (1) year Breaks in Service after the Participant's termination of Service, any amount forfeited under Section 8.5(a) as of the date of the Participant's reemployment shall be restored as provided herein. Any Employer Contribution Forfeitures occurring in the Plan Year the Participant is re-employed shall first be used to restore the amount that the Participant forfeited. If Employer Contribution Forfeitures in the current Plan Year are insufficient to provide the necessary funds for all required restoration of Employer Contribution Forfeitures, then the Employer shall contribute the additional amount to the Plan that is necessary for such purpose. A Participant described in Section 8.5(a) and who is only reemployed after incurring five (5) consecutive one (1) year Breaks in Service shall not have any forfeiture restored to the Participant's Account.

         8.6 VESTED INTEREST IN EMPLOYER ACCOUNT AFTER A DISTRIBUTION OR AFTER TERMINATION OF EMPLOYMENT

         (a) This Section 8.6 shall be inapplicable to the extent a Participant terminates Service with a zero percent (0%) Vested interest in the Participant's Employer Account.

         (b) Except as provided in the following Subsection (c), at any time after a distribution has been charged in whole or in part against a Participant's Employer Accounts as described in Section 8.2 hereof and before such Participant is fully Vested in accordance with the provisions of the Vesting Schedule hereof, the value of a Participant's Vested interest in the Participant's Employer Accounts as of any Valuation Date for any purpose, including the determination of the amount which is to be allocated to an Employer Contribution Forfeiture Suspense Account upon a subsequent termination of the Participant's employment, shall be equal to (1) minus (2), but not less than zero (0), where:

               (1) equals the Participant's Vested percentage, determined in accordance with the Vesting Schedule, multiplied by the sum of (A) the value of the Participant's Employer Account as of the Allocation Date plus (B) the aggregate amount of all distributions as of such Allocation Date; and

               (2) equals the aggregate amount of all prior distributions chargeable against the Participant's Employer Accounts under Section 8.2 hereof.

         (c) A Participant who has terminated Service shall be treated as fully Vested in the remaining value of the Participant's Employer Accounts during the period when an amount is credited to a Forfeiture Suspense Account of the Participant. A Participant who has forfeited the value of the Participant's Employer Accounts that was transferred to the Participant's Forfeiture Suspense Accounts shall at all times thereafter be fully Vested in the value of nonforfeited amounts in the Participant's Employer Accounts; provided, however, that if the Participant exercises the Participant's repayment right, if any, under Section 8.4 hereof, then the regular Vesting Schedule shall apply thereafter to the Participant's restored Employer Accounts. Also, if a Participant who has forfeited the value of the Participant's Employer Accounts that was transferred to the Forfeiture Suspense Account of the Participant is reemployed by the Employer and either has not yet exercised the Participant's repayment rights under Section 8.4(b) hereof or has no such repayment rights because the Participant was only reemployed after incurring five (5) consecutive one (1) year Breaks in Service, then any subsequent Employer Contributions to which the Participant is entitled shall be allocated to a separate Qualified Nonelective Employer Account, Employer Matching Account or Employer Profit Sharing Account, as the case may be, until such time as the Participant is fully

Vested in accordance with the provisions of Section 8.2 hereof. In any event, the Vested value of a Participant's Employer Accounts shall only be distributed in accordance with Article 12 herein.

                              9. DISTRIBUTION RULES
                            RELATING TO PLAN ACCOUNTS
                      (OTHER THAN RETIREMENT PLAN ACCOUNTS)

         9.1 PROVISIONS IN GENERAL. The Provisions of this Article shall apply on and after January 1, 1998 with respect to all of a Participant's Accounts, other than his or her Retirement Plan Account. Separately, the provisions of
Article 10 describe the rules applicable to Retirement Plan Accounts and the provisions of Article 11 apply special rules for ESOP Accounts that are in addition to the provisions of this Article 9. However, the distribution provisions herein shall be subject to the legal restrictions and general distribution rules set forth in Article 12 (such as the minimum required distribution rules under Code Section 401(a)(9)).

         9.2 METHOD OF DISTRIBUTION

         (a) Normal Method of Distribution. The normal method of distribution of the Vested balance of a Participant's Plan Accounts (other than the Participant's Retirement Plan Account, to which Article 10 applies) shall be a lump sum: provided, however, that a Participant (or the Participant's Beneficiary in the event of the Participant's death) may elect to receive payment in installments in accordance with Section 9.2(b) hereof. However, no election to receive payment in installments may be made with respect to any distribution commencing after the earlier of (1) the 90th day following notice provided by the Plan Administrator that the installment payment option has been eliminated, or (2) January 1, 2003.

         (b) Installment Method of Distribution. The installment method of distribution specifying the number and frequency of such installments shall be determined in accordance with Section 12.7 over a period selected by the Participant (or the Participant's Beneficiary) and not exceeding the maximum permissible period determined in accordance with Section 12.1 hereof. However, no election to receive payment in installments may be made with respect to any distribution commencing after the earlier of (1) the 90th day following notice provided by the Plan Administrator that the installment payment option has been eliminated, or (2) January 1, 2003.

         9.3 DATE OF DISTRIBUTION

         (a) Distribution of a Participant's Vested Plan Accounts, other than the Participant's Retirement Plan Account, to which Article 10 applies, shall be made or commence to be paid by the Trustee as soon as practicable after the Participant has terminated employment with the Employer and filed a request for such a distribution in accordance with such forms and procedures established by the Plan Administrator for such purpose (including through the use of forms available through written, electronic, telephonic or other means). Such a distribution request shall be treated as a claim for benefits and shall be processed as required by Section 16.2. Such a request shall specify the form of payment desired by the Participant and the requested date of distribution, which should allow a reasonable period of time for processing the request pursuant to

Section 16.2. The Plan Administrator and the Trustee shall comply with any reasonable request to the extent possible. The value of any distribution made in Employer Stock shall be based on the value of the Stock as of the last business day of the month immediately prior to the date of distribution. A distribution may be delayed for a reasonable period of time, if necessary, to liquidate sufficient assets to make such distribution without incurring unreasonable losses. Notwithstanding the foregoing, a Participant who has been reemployed by the Employer (or any Controlled Group Member) shall not be entitled to receive a distribution from the Plan as long as the Participant remains employed by the Employer (or Controlled Group Member), except as required by Section 12.1 hereof. In addition, certain small benefits shall be cashed out pursuant to
Section 12.4. If a Participant is entitled to a final allocation at termination of employment, distribution of the Vested balance of the Participant's 401(k) Plan Accounts in the Plan shall normally be delayed until the final allocation of the Plan Year in which termination of Service occurred reflecting all allocations which respect to the Participant are completed. A Participant who is entitled to a final allocation at termination of Service may request an earlier distribution based on the Vested balance otherwise distributable as of the Allocation Date immediately preceding the Participant's termination of Service (to be followed as soon as practicable after such final allocations have been made, including the crediting of earnings and the debiting of losses, with a supplemental distribution for the Allocation Period in which termination of employment occurred). The Plan Administrator shall authorize distribution as soon as practicable after receiving such a request for an earlier distribution.

         (b) Subject to the remaining provisions of this Subsection, a Participant may defer the date of distribution until a distribution is otherwise required to be made hereunder in accordance with the minimum distribution rules of Section 401(a)(9) of the Code, as reflected in Section 12.4 by requesting such deferral in writing delivered to the Plan Administrator. During such period of deferment such Participant shall share in allocation of Trust Fund gain or loss as described in Section 5.4 hereof. Notwithstanding anything to the contrary, and in the absence of such a written deferral election, distribution of a Participant's Accounts shall be made to the Participant (or the Participant's Beneficiary) as soon as practicable after the earliest of (i) the date the Participant attains Normal Retirement Age (if the Participant terminates employment before attaining Normal Retirement Age); (ii) the date the Plan Administrator is notified of the Participant's death; or (iii) the date that the Participant consents to such distribution; provided, however, that if the Participant terminates employment after having attained Normal Retirement Age, distribution shall, in all events, be made as soon as administratively practicable thereafter, in the absence of a written deferral election referred to above.

         (c) Notwithstanding anything to the contrary, in all events, distributions under the Plan shall comply with the requirements of Code Section 401(a)(14) and the regulations issued thereunder and shall be made (subject to applicable elections by the Participant), no later than sixty (60) days after the end of the Plan Year in which occurs the latest of (1) the Participant's termination of employment, (2) the Participant's attainment of Normal Retirement Age, or (3) the tenth (10th) anniversary of the Participant's initial date of Plan participation.

         (d) Pursuant to Section 411(a)(11) of the Code, consent by the Participant in a form and manner acceptable to the Administrator (including through electronic, telephonic, or other means as permitted under the Code) is required prior to the commencement of a distribution at any time prior to the Participant's Normal Retirement Date, if the value of the Participant's Vested Account balance derived from the Participant's aggregate Accounts exceeds five thousand dollars ($5,000). For distributions prior to July 1, 2001, such consent was required for all such distributions whether or not the value of the Participant's Vested Account balance derived from the Participant's aggregate Accounts exceeded five thousand dollars ($5,000). In any event, neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) of the Code or is otherwise required by applicable law. In addition, consent by the Participant or the Participant's Spouse shall not be required if a distribution is made after the Participant has attained Normal Retirement Age.

         (e) In the event of a Participant's death before receipt of the Participant's entire Vested Account balance, any balance shall be payable to the Participant's Beneficiary in accordance with the rules governing death benefits set forth in Article 7. The consent provisions of the preceding Subsection (d) do not apply after the death of the Participant.

         (f) A Participant who continues in Service past the Participant's Normal Retirement Date may elect to receive a distribution of his or her Plan Accounts under this Article even though the Participant is still in Service.

                10. SPECIAL PROTECTED BENEFIT DISTRIBUTION RULES
                    RELATING TO THE RETIREMENT PLAN ACCOUNTS

         10.1 PROVISIONS IN GENERAL. The provisions of this Article shall apply only to the Retirement Plan Accounts after January 1, 1998 and shall be effective in lieu of the other distribution provisions of this Plan in Article 9 and Article 11. However, the distribution provisions herein shall be subject to the general distribution rules set forth in Article 12 (such as the minimum required distribution rules under Code Section 401(a)(9)).

         10.2  METHODS  OF  DISTRIBUTION   UPON  TERMINATION  OF  EMPLOYMENT  OR
RETIREMENT

         (a) Normal Form of Benefit Payment. Unless an optional form of benefit is selected pursuant to a qualified election within the ninety (90)-day period ending on the "Annuity Starting Date" (as defined in the following subsection
(e)), a married Participant's Retirement Plan Accounts will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Account will be paid in the form of a Life Annuity. The Participant may elect such an annuity distribution whenever the Participant is entitled to elect a date of distribution pursuant to Section 10.3. However, certain small benefits shall be cashed out pursuant to Section 12.4.

         (b) The Purchase of an Annuity to Pay Benefits. Such Life Annuity or Qualified Joint and Survivor Annuity shall be provided by a nontransferable annuity contract purchased by the Trustee with the lump sum value of the Participant's entire Retirement Plan Accounts from an insurance company (based on unisex purchase rates) approved by the Administrator. Only the Spouse to whom the Participant is married at the time that benefits commence shall be entitled to receive payments under such a survivor annuity, except to the extent that a Qualified Domestic Relations Order may have provided that a former Spouse is treated as the Participant's Spouse for such purpose prior to the time that benefits commence. The terms of any annuity contract purchased or distributed by the Plan to a Participant or a Participant's Spouse shall comply with the requirements of Section 401(a)(9) of the Code and the regulations thereunder set forth in Section 12.1 hereof.

         (c) Death Before Commencement of Benefits. If a married Participant dies before commencement of the Participant's benefits, distribution of any benefits to which this Section 10.2 applies shall be payable solely according to the provisions of Section 7.3, which include provision for a Qualified Preretirement Survivor Annuity unless waived by the Participant with the requisite spousal consent. If an unmarried Participant dies before commencement of the Participant's benefits, distribution of the Participant's benefits hereunder also shall be subject to the provisions of Section 7.3 hereof.

         (d) Optional Form of Benefit Distribution. Subject to the provisions of this Section, a Participant (or, in the event of the Participant's death, a Beneficiary entitled to receive a distribution under the Plan) may elect, as provided in this Subsection (d), an optional method of distribution of the value of the Participant's Account(s) from among the following methods:

               (1) a lump sum; or

               (2) installments determined in accordance with Section 12.7 of the Plan over a period selected by the Participant (or the Participant's Beneficiary) of an amount not less than the minimum payment required under
Section 12.1 hereof and not exceeding the period permitted under Section 12.7 or the maximum permissible period determined in accordance with Section 12.1 hereof. Notwithstanding the foregoing, no election to receive payment in installments may be made with respect to any distribution commencing after the earlier of (1) the 90th day following notice provided by the Plan Administrator that the installment payment option has been eliminated, or (2) January 1, 2003; or

               (3) level monthly payments under a nontransferable annuity contract purchased by the Trustee with the lump sum value of such vested interest (or the portion thereof being distributed in this method) from an insurance company (based on unisex purchase rates) as directed by the Plan Administrator payable:

                    (A)  for  the  lifetime  of  the   Participant  (or  if  the
Participant has already died, for the Beneficiary's lifetime),

                    (B) for the Participant's lifetime with a guaranteed minimum number of payments not exceeding the Participant's life expectancy at the annuity commencement date, or

                    (C) for the Participant's lifetime with provisions for continuing level monthly payments of a specified percentage (not exceeding one hundred percent (100%) of the amount of such Participant's monthly payments for the lifetime of the Participant's Beneficiary; provided, however, if the Beneficiary is other than the Participant's Spouse, the present value of payments expected to be made to the Participant must exceed fifty percent (50%) of the present value of total payments expected to be made to the Participant and the Participant's Beneficiary; or

               (4) any combination of the foregoing which in the aggregate is equivalent to the lump sum value of such Vested Retirement Plan Accounts.

         A Participant (or, in the event of the Participant's death, a Beneficiary entitled to receive a distribution under the Plan) may elect, from among the methods specified in this Subsection (d), an optional method of distribution of the Participant's Vested Retirement Plan Accounts. Such election and the revocation or change of such election shall be made in writing, in the form and manner prescribed by the Plan Administrator. The period for making such election shall begin on a Participant's Entry Date and end on the date that distribution of benefits to the Participant commences. Notwithstanding the foregoing, a Participant may only elect an optional method of distribution pursuant to the rules and conditions stated in the following Subsection (e).

         (e) Spousal Notice Requirement in General. Except for small benefit cashouts made pursuant to Section 12.4, the following rules and conditions shall apply regarding notice to Participants of the right to elect not to receive distribution of the Participant's Vested Retirement Plan Accounts in the form otherwise provided pursuant to the preceding Subsection (a) and regarding the requirement that a married Participant's Spouse consent to any such election:

               (1) Timing and Content of Notice. A Participant shall receive election information from the Employer regarding a Qualified Joint and Survivor Annuity if the Participant is married (or a Life Annuity if the Participant is unmarried) no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date. Such election information shall contain a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity if the Participant is married or the Life Annuity if the Participant is unmarried, (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity if the Participant is married or the Life Annuity if the Participant is unmarried, (iii) the rights of a married Participant's Spouse to consent in writing to such election or to withhold such consent, and (iv) the Participant's right to revoke an election and the effect of such revocation.

               (2) Spousal Consent and Qualified Election. A Participant may elect in writing, within the election period to waive the payment of the Participant's benefits from Vested Retirement Plan Accounts in the form of a Qualified Joint and Survivor Annuity if the Participant is married or in the form of a Life Annuity if the Participant is unmarried. Notwithstanding the foregoing period in which the election information must be given, if the Participant is to receive a Qualified Joint and Survivor Annuity, the election information may be provided after the Annuity Starting Date. However, the election period during which a Participant may elect to waive the Qualified Joint and Survivor Annuity (with spousal consent) shall continue for thirty (30) days after the election information is provided. The Secretary of the Treasury may by regulations limit the period of time by which the Annuity Starting Date precedes the provision of the election information other than by providing that the Annuity Starting Date may not be earlier than termination of employment. Notwithstanding the foregoing, the Participant may elect to waive (with spousal consent) the aforementioned thirty (30) day waiting period as long as the distribution begins at least seven (7) days after the election information is given.

         Any waiver of a Qualified Joint and Survivor Annuity form of benefit by a married Participant with respect to Vested Retirement Plan Accounts shall not be effective unless: (A) the married Participant's Spouse consents in writing to the election; (B) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (C) the Spouse's consent acknowledges the effect of the election; and (D) the Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of a Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of the Employer that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a qualified election.

         Any consent by a Spouse obtained under this provision (or the establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. However, once a Spouse has consented to a Participant's election, such Spouse's consent cannot be revoked unless the Participant also revokes the Participant's election. No consent obtained under this provision with regard to waiver of a Qualified Joint and Survivor Annuity form of benefit shall be valid unless the Participant has received notice as provided in the preceding paragraph (1). If a Participant is divorced prior to the Annuity Starting Date, any election made hereunder while the Participant was married shall remain in force unless the Participant changes such election, the Participant is remarried, or a Qualified Domestic Relations Order provides to the contrary.

               (3) Notwithstanding the foregoing provisions of this subsection and in addition to the exception for certain small benefit cashouts made pursuant to Section 12.4, certain exceptions to these consent rules are specified in Section 10.3(d) hereof.

         (f) Participants Who Die After Annuity Starting Date. For purposes of this Section, if a Participant dies after the Annuity Starting Date, the Spouse to whom the Participant was married on the Annuity Starting Date shall be the Spouse who is entitled to any survivor annuity hereunder, even if the Participant is not married to such Spouse on the date of the Participant's death, unless otherwise provided in a Qualified Domestic Relations Order. A former Spouse will be treated as the Spouse to whom the Participant is married on the Annuity Starting Date to the extent provided under a Qualified Domestic Relations Order.

         (g) Exception for Retirement Plan. Notwithstanding the foregoing, with respect to benefits from the Retirement Plan which commenced prior to August 23, 1984, only the forms of distribution available under the provisions of the
Retirement Plan which were in effect as of the date of distribution, disregarding this Plan as amended and completely restated effective as of January 1, 1989, are required to have been made available, and the consent of a surviving Spouse shall not be required with respect to any such benefit which actually commenced prior to August 23, 1984.

         10.3 DATE OF DISTRIBUTION

         (a) General Rule. A Participant who terminates employment with the Employer shall be entitled to request distribution of the Participant's Vested Retirement Plan Accounts in the Plan at any time after the Participant's termination of employment. Actual distribution to a Participant who is entitled to request a distribution in accordance with this subsection shall be made or commenced as soon as practicable after such a Participant has filed a written application requesting a distribution, and the distribution shall be made or commenced in accordance with the date of distribution requested to the extent practicable. No distribution shall be made to a Participant during the Participant's continued employment with the Employer prior to the Participant's attainment of Normal Retirement Age. In addition, a Participant who has been reemployed shall not be entitled to receive a distribution from the Plan as long as the Participant remains employed by the Employer, except as required by
Section 12.1, or except as elected by the Participant on or after attainment of Normal Retirement Age. Also, it should be noted that certain small benefits will automatically be cashed out in accordance with the provisions of Section 12.4 without any request by the Participant. A distribution may be delayed a reasonable period of time if necessary to liquidate sufficient assets to make such distribution without incurring unreasonable losses.

         (b) Right to Defer Distribution. Subject to the remaining provisions of this subsection, prior to the receipt of the value of the Participant's Account(s), a Participant who terminates employment prior to age seventy and one-half (70 1/2) may elect, by written election on a form approved by the Administrator, to defer receipt of the value of the Participant's Account(s) until a distribution is otherwise required to be made hereunder and in accordance with Code Section 401(a)(9). During such period of deferment such Participant shall share in allocation of Trust Fund gain or loss as described in
Section 5.4 hereof. Notwithstanding anything to the contrary, and in the absence of such a deferral election, distribution of a Participant's Accounts shall commence or be made to the Participant (or the Participant's Beneficiary), in the form of benefit elected, subject to Section 10.2, as soon as practicable after the earliest of (i) the end of the Plan Year in which the Participant attains Normal Retirement Age (if the Participant terminates employment before attaining Normal Retirement Age); (ii) the date the Plan Administrator is notified of the Participant's death; or (iii) the date that the Participant (and, if applicable, the Participant's Spouse) consents to such distribution; provided, however, that if the Participant terminates employment after having attained Normal Retirement Age, distribution shall, in all events, be made (or commence to be paid) as soon as administratively practicable thereafter, in the absence of such a written deferral election, as referred to above.

         (c) Required Distribution Rules. Notwithstanding anything to the contrary, in all events, distributions under the Plan shall comply with the requirements of Code Section 401(a)(14) and the regulations issued thereunder and shall be made (subject to applicable elections by the Participant), no later than sixty (60) days after the end of the Plan Year in which occurs the latest of (1) the Participant's termination of employment, (2) the Participant's attainment of Normal Retirement Age, or (3) the tenth (10th) anniversary of the Participant's initial date of Plan participation.

         (d)  Requirement for Consent by Participant  (and Spouse).  Pursuant to
Section 411(a)(11) of the Code, consent by the Participant in a form and manner acceptable to the Administrator (including through electronic, telephonic, or other means as permitted under the Code) is required prior to the commencement of a distribution at any time prior to the Participant's Normal Retirement Date if the value of the Participant's Vested Account balances in the aggregate exceeds five thousand dollars ($5,000). For distributions prior to July 1, 2001, such consent was required for all such distributions whether or not the value of the Participant's Vested Account balance derived from the Participant's aggregate Accounts exceeded five thousand dollars ($5,000). Any such required consent by a Participant shall be obtained in writing within the ninety (90)-day period ending on the benefit commencement date. The Administrator shall notify the Participant of the right to defer any distribution until the Participant's Normal Retirement Date. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the benefit commencement date.

         The Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of the Vested Retirement Plan Account balance which is payable in any form other than a Qualified Joint and Survivor Annuity. The rules governing such consent as contained in Section 10.2, which reflect the requirements of
Section 417 of the Code, must be complied with to the extent they are applicable (i.e., only to the portion of a Participant's Accounts attributable to the Retirement Plan). However, such rules are not applicable to small benefit cashouts made pursuant to Section 12.4. In any event, neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) of the Code or is otherwise required by applicable law. In addition, consent by the Participant or the Participant's Spouse shall not be required to commence payment of benefits subject to this Article 10 in the normal form of benefit under Section 10.2 if a distribution is made after a Participant has attained Normal Retirement Age; provided that the Participant shall have the right to elect alternative forms of payment at such time pursuant to Section 10.2 in accordance with such rules established by the Administrator, in its discretion.

         (e) Participant's Death Before Receiving Full Distribution. In the event of a Participant's death after commencement of benefit distribution, but prior to receiving full payment of the Participant's entire Vested Account balances, distribution of the unpaid balance of such Vested interest shall be made to the Participant's Beneficiary in accordance with the benefit payment option applicable to the distribution. The consent provisions of Subsection (d) do not apply after the death of the Participant.

         (f) Distributions After Attainment of Normal Retirement Date. A Participant who continues in Service past the Participant's Normal Retirement Date may elect to receive a distribution under this Article even though the Participant is still in Service.(f)

                11. SPECIAL PROTECTED BENEFIT DISTRIBUTION RULES
                            RELATING TO ESOP ACCOUNTS
                   AND THE 401(k) PLAN EMPLOYER STOCK ACCOUNT

         11.1 PROVISIONS IN GENERAL. The Provisions of this Article shall apply only to the ESOP Accounts and the 401(k) Employer Stock Account after January 1, 1998 and shall be effective in addition to the other provisions of the Plan specifically relating to distributions described in Article 9 and the Retirement Plan Accounts in Article 10. However, the distribution provisions herein shall be subject to the legal restrictions and general distribution rules set forth in
Article 12 (such as the minimum required distribution rules of Code Section 401(a)(9)).

         11.2 METHOD OF DISTRIBUTION. The normal method of distribution of the Vested balance of a Participant's ESOP Accounts and 401(k) Plan Employer Stock Accounts shall be made in accordance with the distribution provisions otherwise set forth in Article 9.

         11.3 DATE OF DISTRIBUTION

         (a) The provisions of Section 9.3 governing the date of distribution of a Participant's Vested Account balance and Section 12.4 governing the distribution of small Accounts shall apply in the same manner to Vested benefits attributable to the Participant's ESOP Stock Account. (a)

         (b) If the Participant separates from Service for a reason other than reaching the Normal Retirement Date under the Plan, death, or Disability, and is reemployed by the Employer before distribution of the Participant's ESOP Stock Account pursuant to this subsection, any distribution to the Participant, prior to any subsequent separation from Service, shall only be made in accordance with the terms of the Plan other than this Section.

         (c) Distributions from the ESOP Accounts shall be made in substantially equal annual payments over a period of five (5) years unless the Participant otherwise elects under applicable provisions of this Plan; provided, however, that effective on the date that installment distributions are not available under the Plan, such amounts shall be distributed in the form of a single lump sum distribution.

         (d) Distributions After Attainment of Normal Retirement Date. A Participant who continues in Service past the Participant's Normal Retirement Date may elect to receive a distribution under this Article even though the Participant is still in Service.

         11.4 VALUE OF VESTED INTEREST AND DISTRIBUTION IN CASH OR PROPERTY

         (a) Determination of the value of a Participant's Vested Account balance for purposes of distribution shall be determined under Section 5.4. Less than the entire value of a Participant's Account balance as so determined may be distributed initially if it seems likely that the Trust Fund has incurred a loss that has not yet been reflected in the value of such Vested Account balance. In this event, a supplemental distribution shall be made as soon as possible following the next allocation. The Plan Administrator shall treat all Participants in a reasonable and nondiscriminatory manner under this Subsection
(a).

         (b) Each Participant shall have the right to request that any distribution to which the Participant may be entitled under the Plan and which is attributable to amounts invested in the Employer Stock Fund be made entirely in Employer Stock, provided that cash shall be distributed in lieu of any fractional share. However, this right shall not apply to the portion of a Participant's Account which the Participant has elected to invest in investment funds other than the Employer Stock Fund in accordance with Section 17.5.

         11.5 ELECTIVE DISTRIBUTIONS

         (a) The following  definitions shall be applicable for purposes of this
Section 11.5:

               (1) "Qualified Participant" shall mean a Participant who has attained age fifty-five (55) and who has completed at least ten (10) years of participation in the Plan.

               (2) "Qualified Election Period" shall mean the six (6) Plan Year period beginning with the later of (i) the first Plan Year in which the individual first became a Qualified Participant, or (ii) the first Plan Year beginning after December 31, 1986.

         (b) Each Qualified Participant shall be permitted to elect to receive a distribution of that portion of the Participant's ESOP Stock Account and PAYSOP Account which is equal to twenty-five percent (25%) of the value of the Participant's ESOP Stock Account and PAYSOP Account on or before the most recent Allocation Date reduced by the amount of any Employer Stock previously distributed, transferred or not invested in the Employer Stock Fund pursuant to Participant investment elections provided for in Section 17.5.

         (c) Such election as described in Subsection 11.5(b) shall be made within ninety (90) days after the last day of each Plan Year during the Participant's Qualified Election Period. Within ninety (90) days after the close of the last Plan Year in the Participant's Qualified Election Period, `fifty percent (50%)' shall apply in lieu of `twenty-five percent (25%)' in determining the amount eligible for such elective distribution under the foregoing provisions of this Subsection (b). The Participant's election shall be provided to the Plan Administrator in writing.

         (d) This Section 11.5 shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant to a distribution with a present value in excess of five thousand dollars ($5,000). If the Participant does not consent, such amount shall be retained in this Plan.


                 12. LEGAL RESTRICTIONS AND GENERAL REQUIREMENTS
                           ON THE PAYMENT OF BENEFITS

         12.1 MINIMUM REQUIRED DISTRIBUTION RESTRICTIONS. Notwithstanding any provisions of the Plan to the contrary, the provisions in this Section 12.1 shall govern all distributions, in order to comply with Section 401(a)(9) of the Code and the regulations thereunder. The applicable rules are as follows:

         (a) The rules applicable to a living Participant are as follows:

               (1) Distribution to a living Participant must be commenced not later than the required beginning date. For purposes of this Section 12.1, "required beginning date" for Five-Percent Owners shall mean April 1 of the calendar year following the calendar year in which the Participant who is a Five-Percent Owner attains age seventy and one-half (70 1/2). The "required beginning date" for Participants who are not Five-Percent Owners shall be April 1 of the later of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2), or retires. In no event shall any distribution be required hereunder prior to the earliest date required under applicable regulations issued under the Code.

               (2) In the case of a distribution that commences during a Participant's lifetime, except as provided in Subsection (4) below and except with respect to amounts subject to Article 10 (Retirement Plan Accounts), the form of payment must be in the form of a single sum of the Participant's entire Account(s). Minimum required distributions of amounts attributable to a Participant's Retirement Accounts must be paid in the normal form of benefit described in Section 10.2, unless the Participant (with the consent of the Participant's Spouse, if applicable) elects a single sum payment

               (3) If a  minimum  distribution  is  required  pursuant  to  this
Section 12.1 while the Participant is still employed by the Employer, the Participant may elect any of the forms of distribution otherwise available to terminated Participants provided that at least the minimum amounts required to be distributed pursuant to this Section 12.1 are distributed. Payment under this Subsection (a)(3) may occur at any time on or after the first day of the calendar year in which the Participant attains age seventy and one-half (70 1/2).

         (b)  The  rules   applicable  to  a  distribution  to  a  Participant's
Beneficiary are as follows:

               (1) In the event that distribution of a Participant's benefits under the Plan had begun but had not been completed prior to the Participant's date of death, then the remaining portion of such benefits shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

               (2) In the event that distribution of a Participant's benefits under the Plan had not begun prior to the Participant's date of death, then any remaining benefits shall be paid in full not later than December 31 of the calendar year containing the fifth (5th) anniversary of the death of the Participant; provided, however, that payments may extend beyond such December 31 if such payments are made over the life of the Participant's Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary) and such payments to the Participant's Beneficiary begin not later than December 31 of the calendar year of the Participant's death. If the Participant's Beneficiary is the Participant's surviving Spouse, payments need not begin to such Spouse until December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2). If the surviving Spouse dies before the distribution to such Spouse commences, then the distribution rules contained in this Section 12.1(b) shall be applied as if such Spouse were the Participant.

               (3) For purposes of this Section 12.1(b), life expectancy shall be computed by the use of the return multiples contained in Tables V and VI of
Section 1.72-9 of the Income Tax Regulations as the relevant divisor without regard to Section 1.401(a)(9)-2 of the Income Tax Regulations. In the case of any designated Beneficiary, including a surviving Spouse, life expectancy shall be calculated at the time payment first commences without recalculations thereafter. Life expectancy for subsequent years shall be determined by subtracting one (1) from the life expectancy for the prior year.

               (4) For purposes of this Section 12.1(b), in the event death benefits are to be paid to a Beneficiary who is a child until the child reaches the age of majority and then any remaining death benefits are to be paid to the Participant's surviving Spouse, the amount of payments to the child shall be treated as if the payments were being made to the surviving Spouse.

         (c) Notwithstanding any provision of the Plan to the contrary, with respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Code
Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This Subsection (c) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

         12.2 VALUE OF VESTED INTEREST AND DISTRIBUTION IN CASH OR PROPERTY. Determination of the value of a Participant's Vested Account balance for purposes of distribution shall be based on Section 5.4 as of the most recent Allocation Date prior to the distribution.

         12.3 FORMS AND PROOFS. Each Participant or Beneficiary eligible to receive any benefit hereunder shall complete such forms and furnish such proofs, receipts and releases as shall be required by the Trustee or the Administrator.

         12.4  DISTRIBUTION  OF SMALL  ACCOUNT(S)  AND  FORFEITURE  OF NONVESTED
AMOUNTS

         (a) Effective for distributions made on or after July 1, 2001, if a Participant terminates employment with the Employer (or the Plan terminates), and at the time the distribution is being processed the value of the Vested balance of all of the Participant's Accounts is not greater than five thousand dollars ($5,000), a distribution of the entire Vested balance of the Participant's Accounts shall be made to him. Such distribution shall be made as soon as practicable following the Allocation Date coincident with or immediately following the date the Participant terminates employment with the Employer, unless made sooner pursuant to a request made in accordance with Section 9.4. Such distribution shall be made in cash, or in Employer Stock, as elected by the Participant, to the extent the distribution is from accounts invested in Employer Stock. Spousal consent shall not be required with respect to such an election. Payment of small benefit amounts shall be made automatically and shall not require any consent by the Participant (or by the Spouse of a married Participant). (For distributions prior to July 1, 2001, such consent was
required  for  all  such   distributions   whether  or  not  the  value  of  the
Participant's Vested Account balance derived from the Participant's aggregate Accounts exceeded five thousand dollars ($5,000).) For purposes of determining whether the five thousand dollars ($5,000) amount is exceeded, a Participant's Vested Account balance shall not include accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

         Notwithstanding the foregoing, a Participant who has been reemployed by the Employer (or any Controlled Group Member) shall not be entitled to receive a distribution from the Plan as long as the Participant remains employed by the Employer (or Controlled Group Member), except as required by Section 12.1 hereof.

         (b) Any such payment shall be made to the Participant if the Participant is living, or to the Participant's Beneficiary if the Participant is deceased; provided, however, that if a deceased Participant has a surviving Spouse, such surviving Spouse shall be entitled to receive such payment unless the Spouse has consented to the Participant's election to designate a non-Spouse Beneficiary in accordance with the Plan's terms. If a Participant's total Vested Account balance is distributed in a lump sum pursuant to this Section, then such distribution shall be in full satisfaction of any amount otherwise due to the Participant or to any other person claiming through the Participant under any other provision of this Plan.

         (c) If the value of the Participant's Vested Account balance derived from the Participant's Accounts in the aggregate (other than that portion of any Account attributable to accumulated deductible Employee contributions should the Plan ever be amended to permit such contributions) exceeds five thousand dollars ($5,000), the Participant must consent to any distribution of the Participant's Vested Account balances and spousal consent will be required pursuant to Section 10.2(e) hereof for any form of payment with respect to the Participant's Retirement Plan Account other than in the form of a Qualified Joint and Survivor Annuity. For distributions prior to July 1, 2001, such Participant consent was required for all such distributions whether or not the value of the
Participant's Vested Account balance derived from the Participant's aggregate Accounts exceeded five thousand dollars ($5,000).

         (d)  Notwithstanding   anything  to  the  contrary  in  this  Plan,  no
distribution arrangement may be made by a Participant which would result in periodic payments of less than fifty dollars ($50), all of which must be paid in a single payment. Also, no distribution arrangement may be made by a Beneficiary of a deceased Participant which would result in periodic payments of less than fifty dollars ($50) or for payment for a period of time which exceeds the lesser of (10) years or the life expectancy of such Beneficiary, all of which must be paid in a single payment.

         12.5 DISCLAIMER BY BENEFICIARY. A Beneficiary who is entitled to receive any benefits under the provisions of the Plan may disclaim all or any portion of such benefits by filing a written disclaimer with the Administrator at any time after the death of the Participant. Any such disclaimer shall be irrevocable and shall be witnessed by a Plan representative or notary public. In the event that such a disclaimer is received by the Administrator prior to the payment of all remaining benefits under the Plan due Beneficiary, then notwithstanding any other provisions of the Plan, any disclaimed benefits otherwise payable to the person filing such disclaimer shall be paid to the person designated by the Participant to receive such benefits in the event of such a disclaimer, or if the Participant has made no such designation, then to the person who would be the Participant's Beneficiary determined in accordance with the provisions of Section 2.9 as if the disclaiming person had predeceased the Participant.

         12.6 DETERMINATION OF MARITAL STATUS AND LOCATION OF SURVIVING SPOUSE

         (a) Marital Status. The Employer shall have a duty to make a review of its own internal records, but no other inquiry, regarding whether a Participant who is to commence receiving retirement benefits is married and whether a Participant who dies before commencement of the Participant's benefits has a surviving Spouse. In all events the Employer shall be entitled to rely upon a statement made by the Participant regarding the Participant's marital status as long as such reliance is in good faith. After reasonable efforts, as described herein, to determine whether a Participant is married, the Administrator determines that the Participant is not married, then for all purposes under the Plan the Participant shall be regarded as unmarried except as otherwise required by any applicable regulations under ERISA or the Code.

         (b) Location of Surviving Spouse. If a Participant's surviving Spouse cannot be located and after reasonable efforts to locate the Participant's surviving Spouse, as determined solely in the judgment of the Administrator, the Administrator determines that such Spouse cannot be located, then for all purposes under the Plan the Participant shall be regarded as unmarried except as otherwise required by any applicable regulations under ERISA or the Code.

         (c) Rehire of Former Participant In-Pay Status. In the event that a former Employee who participated in the Plan is reemployed by the Employer after five (5) consecutive Breaks in Service, any such installment distributions to the Employee shall, at the discretion of the Participant, be (1) continued notwithstanding such reemployment or (2) discontinued and any balance restored to the Participant's Account where it shall be separately accounted for. If the Participant makes no election, or fails to make an election in a form and manner acceptable to the Administrator, the Administrator will discontinue installment distributions and restore any balance to the Participant's Account. If a Participant is reemployed before incurring five (5) consecutive Breaks in Service, any such installment distributions to the Participant shall be suspended and the balance held in segregated Accounts for such Participant pursuant to this Section shall be restored to the Participant's Account. Thereafter the value of the Vested interest in the Participant's Account shall be determined in accordance with Section 8.2. Notwithstanding the foregoing, if an annuity has been purchased for the former Employee, benefits payable under the annuity shall be controlled by the annuity's own provisions, regardless of the Employee's Breaks in Service.

         12.7 INSTALLMENT DISTRIBUTION

         (a) Calculation of Installment Amount. If all or part of a distribution is to be made in installments, the amount to be distributed in each year shall equal the balance to the credit of the Participant as of the first day of such year multiplied by a fraction, the numerator of which shall be one (1), and the denominator of which shall be the number of years then remaining during which installments are to be made; provided that a Participant may elect to have an amount distributed in any year in excess of the minimum required distribution and any such excess may be used as directed by the Participant to reduce the minimum required distribution in any subsequent year.

         (b) Lump Sum Still Available. In any case in which, in accordance with the provisions of the Plan, all or any part of any distribution is being made in installments at any time before full payment of the installments has been made, the Participant (or the Participant's Beneficiary) may request that the form of distribution be changed from installments to a lump sum distribution of the remaining Vested Accounts.

         12.8 FAILURE TO LOCATE. If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him, including the sending of notification by certified or registered mail to the Participant's last known address, the Administrator may direct the Trustee to treat the benefits as an Employer Contribution Forfeiture of the Participant's or Beneficiary's Employer Accounts for the Plan Year in which the Participant or Beneficiary is determined to be lost (provided, however, that if a benefit is forfeited pursuant to this Section, such benefit will be reinstated, but without interest, if a claim is made by the Participant or Beneficiary.)

         12.9 ELIMINATION OF THE "SAME DESK RULE." Effective January 1, 2002 (regardless of when the severance from employment occurred), a Participant's entire Plan Account(s) shall be distributable on account of the Participant's severance or other termination from employment, notwithstanding any language otherwise requiring a separation from Service. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than any provisions that required a separation from Service before such amounts may be distributed.

                            13. HARDSHIP WITHDRAWALS

         13.1 HARDSHIP WITHDRAWALS OF ELECTIVE DEFERRALS

            (a) In General. Hardship withdrawals of Elective Deferrals may be made by a Participant in accordance with such procedures prescribed by the Plan Administrator. Effective for distributions made after January 1, 2002, and in accordance with such procedures prescribed by the Plan Administrator, hardship withdrawals may be made of all Vested amounts in a Participant's Accounts other than amounts attributable to the Participant's Retirement Plan Account, if any, or any Qualified Nonelective Employer Contributions allocated to the Participant's Accounts, if treated as Elective Deferrals for purposes of the Plan's Actual Deferral Percentage test. Such procedures shall require the withdrawal of all eligible amounts other than Elective Deferrals before Elective Deferrals may be withdrawn due to a hardship. For purposes of this Section, "hardship" is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources. The existence of a hardship shall be determined in the sole discretion of the Administrator, in accordance with this Section and the requirements of Code Section 401(k) and the regulations and other guidance issued thereunder.

         (b) "Heavy Financial Need" Defined. The following are the only financial needs considered immediate and heavy:

               (1) medical expenses (as defined in Section 213(d) of the Code) previously incurred by the Participant or a Participant's Spouse or dependent or expenses necessary for these persons to obtain medical care (as defined in Section 213(d) of the Code) which, in either case, are not covered by insurance;

               (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence, as defined in Section 152 of the Code;

               (3) payment of tuition, related educational fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's Spouse, children or dependents; or

               (4) payments necessary to prevent the eviction of the Participant from the Participant's principal residence, or a foreclosure on the mortgage on that residence. The Administrator shall have the sole authority to determine if a situation is an immediate and heavy financial need.

         (c) "Necessary" Defined. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

               (1) The distribution is not in excess of the amount of an immediate and heavy financial need, including any amount necessary to pay any federal, state or local income taxes and penalties reasonably expected to result from the distribution;

               (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans reasonably available under the Plan and under all other plans maintained by the Employer to the extent taking such loan would alleviate the immediate and heavy financial need and only to the extent any required repayment of such loan would not itself cause an immediate and heavy financial need; and

               (3) All plans maintained by the Employer provide that the Participant's pre-tax elective contributions (and voluntary after-tax employee contributions, if any) available under this Plan or any other plan sponsored by the Employer, or under a Code Section 125 Cafeteria Plan which permits such pre-tax employee contributions, including qualified and nonqualified plans, stock option plans, stock purchase plans or similar plans, will be suspended for twelve months after the receipt of the hardship distribution (after which suspension the Employee may begin to make Elective Deferrals on the next Entry
Date). A Participant who receives a distribution of Elective Deferrals after December 31, 2001 on account of a hardship distribution shall be prohibited from making such Elective Deferrals and voluntary employee contributions under this and all other such plans of the Employer for six months after receipt of the hardship distribution. The suspension period for a Participant who receives a hardship distribution of Elective Deferrals in calendar year 2001 shall expire at the later of the date that is six months after receipt of the hardship distribution or January 1, 2002.

                                    14. LOANS

         The Employer, may, in its sole discretion, authorize and direct the Trustee to make a loan from the Trust Fund to the Participant. All loans shall comply with the loan policy established by the Plan's recordkeeper, as approved by the Plan Administrator. Such policy shall comply with the following terms and conditions:

         (a) Loans shall be made available to all parties-in-interest, as defined in Section 3(14) of ERISA, including actively employed Participants on a reasonably equivalent basis.

         (b) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

         (c) Loans must be adequately secured and bear a reasonable interest rate.

         (d) If any part of a loan is to be from a Retirement Plan Account with respect to which a joint and survivor annuity may be payable at retirement to a married Participant, then the Participant must obtain the consent of the Participant's Spouse, if any, to use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the current Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if such Retirement Plan Account balance is used for security with respect to a renegotiation, extension, renewal, or other revision of the loan.

         (e) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

         (f) No loans will be made to any shareholder-employee or owner-employee. For purpose of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter 5) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the
Code), on any day during the taxable year of such corporation, more than five percent (5%) of the outstanding stock of the Employer. An owner-employee means an employee who owns the entire interest in an unincorporated trade or business, or in the case of proprietorship, is a partner who owns more than ten percent (10%) of either the capital interest or the profits interest in such partnership.

         If a valid spousal consent is necessary and has been obtained in accordance with (d), then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account balance subject to spousal consent used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than one hundred percent (100%) of the Participant's Vested Account balance subject to spousal consent (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the Account balance shall be adjusted by first reducing the Vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

         (g) No loan to any Participant or Beneficiary can be made to the extent that such loan, when added to the outstanding balance of all other loans to the Participant or Beneficiary, would exceed the lesser of (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (ii) one-half the present value of the Vested balance of the Accounts of the Participant. For the purpose of the above limitation, all loans from all plans of the Employer and other Controlled Group Members are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant.

                               15. TOP-HEAVY PLANS

         If the Plan is or becomes Top-Heavy in any Plan Year the provisions of this Article will supersede any conflicting provisions in the Plan.

         15.1 DEFINITIONS

          (a) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's Compensation exceeds fifty percent (50%) of the dollar limitation under Section 4l5(b)(1)(A) of the Code, (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds the dollar limitation under Section 415(c) (1)(A) of the Code, (iii) a Five-Percent Owner, or (iv) a one-percent owner of the Employer who has Compensation of more than $150,000. For purposes of this subsection (a), Compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, 402(a)(8), 402(h) or 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the four (4) preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

          (b) Top-Heavy Plans: The Plan is Top-Heavy if any of the following conditions exists:

               (1) The Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

               (2) This Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

               (3) This Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

         (c) Top-Heavy Ratio:

               (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any Defined Benefit Plans which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive
Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

               (2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances under the aggregate defined contribution plan or plans for all Key Employees determined in accordance with (i), and the present value of accrued benefits under the aggregated Defined Benefit Plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i), and the present value of accrued benefits under the Defined Benefit Plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

               (3) For purposes of Subsections (1) and (2), the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a Defined Benefit Plan. The account balances and accrued benefits of a Participant
(1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

         (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

         (e) Required Aggregation Group: (i) Each qualified plan of the Employer in which at least one Key Employee participates, or participated at any time during the Determination Period (regardless of whether the Plan has terminated), and (ii) any other qualified plan of the Employer which enables a Plan described in (i) to meet the requirements of Section 401(a)(4) or 410 of the Code.

         (f) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of that Plan Year.

         (g) Valuation Date: The last day of any Plan Year.

         (h) Super Top Heavy Plan: The Plan if it would be a Top-Heavy Plan under Subsection (b) if the words "ninety percent (90%)" were substituted for the words "sixty percent (60%)" in Subsection (b).

         15.2 MINIMUM ALLOCATION

         (a) Except as otherwise provided in Subsections (b) and (c), the Regular Matching Contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's Compensation or in the case where the Employer has no Defined Benefit Plan which designates this Plan to satisfy
Section 401 of the Code, the largest percentage of Employer Contributions and Forfeitures, as a percentage of the first $150,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan), or (ii) in the case of a CODA, the Participant's failure to have Elective Deferrals made to the Plan on the Participant's behalf, or (iii) Compensation less than a stated amount.

         (b) For purposes of computing the minimum allocation, Compensation shall mean compensation as defined in Section 5.7(c)(2).

         (c) The provision in Subsection (a) shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (d) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under
Section 411(a)(3)(B) or (D) of the Code.

         15.3 MINIMUM VESTING SCHEDULE. For any Plan Year in which this Plan is Top-Heavy, the following minimum Vesting Schedule will automatically apply to the Plan:



                                            PERCENTAGE OF REGULAR MATCHING
               YEARS OF SERVICE              CONTRIBUTIONS ACCOUNT VESTED

               Less than 2 years                           0%

               2 years                                    20%

               3 years                                    40%

               4 years                                    60%

               5 years or more                           100%

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


         The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Elective
Deferrals, Qualified Matching Contributions and Voluntary Contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year, However, this Section does not apply to the Account balances of any Employee whose Severance from Service Date occurs after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to Regular Matching Contributions and Forfeitures will be determined without regard to this Section.

         15.4 SPECIAL  LIMITATIONS ON TOP HEAVY  ALLOCATIONS IN MULTIPLE  PLANS:
CODE SECTION 415(E) BUY-BACK. If for any Plan Year the Plan is a Top-Heavy Plan, and the Employer maintains or has ever maintained a qualified defined benefit pension plan, then in applying the limitations of Section 5.7 for years before January 1, 2000, the words "one hundred percent (100%)" shall be substituted for the words "one hundred twenty-five percent (125%)" in both the Defined Benefit Fraction and the Defined Contribution Fraction, as such terms are defined in
Section 5.7, unless the Employer elects to "buy-back" the use of the "one hundred twenty-five percent (125%)" limit with respect to any Plan Year in which the Plan is not Super Top Heavy by providing minimum benefits in excess of those otherwise required pursuant to the provisions of Section 15.2. The Employer accomplishes this "Code Section 415(e) Buy-Back" by electing to retain the use of the "one hundred twenty-five percent (125%)" limit and by agreeing to provide the required increased minimum benefits pursuant to Section 416 of the Code.

                             16. PLAN ADMINISTRATION

         16.1 ADMINISTRATOR. Except to the extent that such responsibility is delegated pursuant to Section 16.4, the Company shall be the Administrator of the Plan and shall have the sole power, duty and responsibility of directing the administration of the Plan in accordance with the provisions herein set forth.
The Benefit Administration Committee serves at the pleasure of the Administrator. The Administrator shall have the sole and absolute right and power reserved to the "named fiduciary" as defined in ERISA for the management of the Plan including, but not limited to, the following powers and duties:

         (a) to interpret any provision of the Plan, supply any omission or reconcile any inconsistencies, and determine fact applicable to eligibility for benefits hereunder in such manner as it deems proper;

         (b) to determine eligibility to become a Participant in the Plan in accordance with its interpretation and continuation of the Plan's terms (to the extent in compliance with ERISA), including determination of all issues of fact relative to the vesting and payment of benefits hereunder -- benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them;

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         (c) to decide all  questions  of  eligibility  for, and  determine  the amount, manner, and time of payment of any benefits hereunder, and to afford any person dissatisfied with such decision or determination, upon written notice thereof, the right to a full and fair hearing thereon;

         (d) to  establish  uniform  rules  and  procedures  to be  followed  by
Participants and Beneficiaries in filing applications for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan;

         (e) to adopt such reasonable accounting methods as it deems necessary or desirable, to receive and review the annual allocation report on the Plan and to bring up to date the balances of all Accounts;

         (f) to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee, and to determine and communicate to the Trustee the long-term and short-term financial goals of the Plan;

         (g) to file such reports and statements, and to make such disclosures as required by law; and

         (h) to furnish to Participants and Beneficiaries such information and statements, with respect to the Plan and their individual interests therein as required by law, and any additional information as deemed to be appropriate by the Administrator.

         All directions by the Administrator shall be conclusive on all parties concerned; including the Trustee, and all decisions of the Administrator as to the facts of any case and the meaning, intent, or proper construction of any provision of the Plan, or as to any rule or regulation in its application to any case shall be final and conclusive; provided, however, that all rules and decisions of the Administrator shall be uniformly and consistently applied to all Employees in similar circumstances, and the Administrator shall have no power to administratively add to, subtract from or modify any of the terms of the Plan, or to change, add to or subtract from any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for participation or for benefits under the Plan.

         16.2 CLAIMS PROCEDURE. If, upon application for benefits made by a Participant or Beneficiary, the Administrator shall determine that benefits applied for shall be denied either in whole or in part, the following provisions shall govern:

         (a) Notice of Denial. The Administrator shall, upon its denial of a claim for benefits under the Plan, provide the applicant with written notice of such denial setting forth (i) the specific reason or reasons for the denial,
(ii) specific reference to pertinent Plan provisions upon which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim, and (iv) an explanation of the claimant's rights with respect to the claims review procedure as provided in Subsection (b) of this Section.

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


         (b) Claims Review. Every claimant with respect to whom a claim is denied shall, upon written notice of such denial, have the right to (i) request a review of the denial of benefits by written notice delivered to the Administrator, (ii) review pertinent documents, and (iii) submit issues and comments in writing.

         (c) Decision on Review. The Administrator shall, upon receipt of a request for review submitted by the claimant in accordance with Subsection (b), conduct such review, and provide the claimant with written notice of the decision reached by the said committee setting forth the specific reasons for the decision and specific references to the provisions of the Plan upon which the decision is based. Such notice shall be delivered to the claimant not later than 60 days following the receipt of the claimant's request, or, in the event that the Administrator shall determine that a hearing is needed, no later than 120 days following the receipt of such request.

         16.3 RECORDS. All acts, determinations and correspondence with respect to the Plan shall be duly recorded and all such records, together with such other documents, including the Plan and all amendments thereto, if any, pertinent to the Plan or the administration thereof which are available to Plan Participants under ERISA Section 104(b)(4), shall be preserved in the custody of the Administrator and shall at all reasonable times be made available to Participants and Beneficiaries for examination.

         16.4 DELEGATION OF AUTHORITY. The administrative duties and responsibilities of the Administrator as set forth in this Article and elsewhere in the Plan may be delegated by the Administrator in whatever manner it chooses, in whole or in part, to such persons as the Administrator shall select. The Administrator shall certify to the Trustee in writing the extent of authority of such persons and any changes relative thereto as may occur from time to time. The authority of such persons shall be deemed to be that of the Administrator to the extent so certified by the Administrator. The Trustee shall be entitled to rely on the last such certification received and to continue to rely thereon until subsequent written certification to the contrary is received from the Administrator. The Administrator shall indemnify and hold harmless such persons and each of them, from any liability arising from the effects and consequences of their acts, omissions and conduct in their official capacity with respect to the Plan and the administration thereof, except to the extent that such liability shall result from their own willful misconduct or gross negligence.

         The Administrator, or such persons to whom it has delegated its duties and responsibilities hereunder, may employ such competent agent or agents as it may deem appropriate or desirable to perform such ministerial duties or consultative, actuarial, or other services as the Administrator or such persons may in their discretion deem necessary to facilitate the efficient and proper administration of the Plan. The Administrator and such persons shall be entitled to rely upon all reports, advice and information furnished by such agent or agents, and all action taken or suffered by them in good faith in reliance thereon shall be conclusive upon all such agents, Participants, Beneficiaries and other persons interested in the Plan.

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


     16.5 DOMESTIC RELATIONS ORDERS

         (a) If the Trustee or the Administrator receives a domestic relations order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Administrator shall take the following steps:

               (1) If benefits are in pay status, the Administrator shall direct the Trustee to account separately for the amounts that will be payable to the Alternate Payees (defined below) if the order is a Qualified Domestic Relations Order (defined below).

               (2) The Administrator shall promptly notify the named Participant and any Alternate Payees of the receipt of the domestic relations order and of the Administrator's procedures for determining if the order is a Qualified Domestic Relations Order.

               (3) The Administrator shall determine whether the order is a Qualified Domestic Relations Order under the provisions of Section 414(p) of the Code.

               (4) The Administrator shall notify the named Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

         (b) If, within 18 months beginning on the date the first payment would be made under the domestic relations order (the "18-Month Period"), the order is determined to be a Qualified Domestic Relations Order, the Administrator shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.

         (c) If, within the 18-Month Period (i) the order is determined not to be a Qualified Domestic Relations Order or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Administrator shall direct the Trustee to pay the amounts (and any interest thereon) to the Participant or other person who would have been entitled to such amounts if there had been no order.

         (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-Month Period, the determination shall be applied prospectively only.

         (e) A Qualified Domestic Relation Order shall not require (i) the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan, or (ii) the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

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


         (f) In the case of any payment before a Participant has terminated employment, a Qualified Domestic Relations Order shall not be treated as failing to meet the requirements of Subparagraph (e)(i) above solely because such order requires that payment of benefits be made to an Alternate Payee (i) on or after the date on which the Participant attains (or would have attained) the earliest retirement date, or (ii) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the value of the Participant's Account on such date).

         For this purpose,  "earliest retirement date" shall mean the earlier of
(1) the date on which the Participant is entitled to a distribution under the Plan, or (2) the later of the date the Participant attains age fifty (50), or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant terminated employment.

         (g) To the extent provided in a Qualified Domestic Relations Order, the former Spouse of a Participant shall be treated as a Surviving Spouse for purposes of Sections 401(a)(11) and 417 of the Code.

         (h) For the purposes of this Section, the following terms shall have the following definitions:

               (1) Alternate Payee. Any Spouse, former Spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

               (2) Qualified Domestic Relations Order. Any domestic relations order or judgment that meets the requirements set forth in Section 414(p) of the Code.

         (i) In addition to the right to all or a portion of the benefits payable under the Plan to a Participant, an Alternate Payee shall have the same option of directing the investment of the Participant's Account in the same manner as would have been available for the Participant.

         (j) To the extent provided in a Qualified Domestic Relations Order, benefits payable to an Alternate Payee may be distributed in an immediate lump sum distribution as soon as practicable after a determination by the Plan Administrator that such order constitutes a Qualified Domestic Relations Order.

                                  17. THE TRUST

         17.1 THE TRUST. By execution of this document the Employer hereby amends, restates, consolidates and continues the Trusts associated with the Retirement Plan and the ESOP as a single Trust, now associated with this 401(k) Plan. The provisions of this Article shall relate to such consolidated and continued Trust, unless the Employer adopts a separate trust document which shall evidence the Trust. By execution of this document, if applicable, the Trustee accepts the position of trustee hereof, and all the duties and responsibilities of that position. The Trust Fund shall consist of such cash and other property as shall be paid or delivered from time to time by the Employer to the

Trustee, together with the earnings and profits thereon. The Trust Fund shall be held, managed and administered by the Trustee in trust without distinction between principal and income in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Employer may adopt a separate trust agreement other than this (or any other) Trust associated with this Plan. If Plan assets are held in trust by a separate trustee (such other trustee is referred to as a "Separate Trustee"), the Employer shall have created separate trust funds under the Plan. The provisions of the trust agreement by and between the Employer and the Separate Trustee, and not the provisions of this Article 17 (other than this Section 17.1) or any other trust agreement, shall govern the terms of such arrangement. Each Trustee (i) shall discharge its duties and responsibilities hereunder solely with respect to those assets delivered into its possession,
(ii) shall have no duties, responsibilities or obligations with respect to assets held in trust by any other Separate Trustee unless and until such assets are delivered to such Trustee and (iii) except as otherwise required under ERISA, shall have no liability or responsibility for the acts or omissions of any other Separate Trustee.

         17.2 CONTRIBUTIONS TO TRUSTEE. Contributions shall be paid to the Trustee in accordance with the terms of the Plan. It shall be the duty of the Trustee to receive, hold, invest, reinvest and distribute each Trust Fund in accordance with the provisions of this Plan. The Trustee shall be under no duty to enforce payment of any contribution to the Trust Fund and shall not be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan.

         17.3 INVESTMENT POWERS. The Trustee, upon its own discretion with respect to Trust Fund investments, shall, except as otherwise restricted by law and as provided in the provisions hereof at Sections 17.4 and 17.5, be authorized and empowered with respect to the general assets of the Trust Fund:

         (a) to invest and reinvest the principal and income of the Trust Fund in any and all stocks, bonds, mutual funds, notes, debentures, mortgages, equipment trust certificates, insurance company contracts and in such other property, real or personal, investments and securities of any kind, class or character, including investments and qualifying securities or realty of the Employer, whether income-producing or not, units of any commingled, pooled or group trust fund maintained by a bank (including the Trustee, if it is a bank) within the meaning of Code Section 581 (the description of any such fund being incorporated herein by reference), or the savings accounts, certificates of deposit and time deposits of such a bank; and in making such investments and reinvestments, the Trustee shall not be restricted to properties and securities authorized for investment by Trustees or other fiduciaries by the applicable statutory legal list of such properties and securities;

         (b) to keep such portion of the Trust Fund in cash or cash balances as deemed to be in the best interest of the Trust;

         (c) to sell, purchase and acquire put or call options (including such options employed with other investment combinations such as "collars") if the options (and investment combinations) are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange.

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


         (d) to sell, exchange, convey, transfer, grant options to purchase or otherwise dispose of any securities or other property held by it, by private contract or at public auction (and no person dealing with the Trustee shall be bound to see the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition, with or without advertisement);

         (e) to vote or to refrain from voting upon any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith, and generally to exercise any of the powers of any owner with respect to stocks, bonds, securities or other property held in the Fund;

         (f) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

         (g) to register any investment of the Trust Fund in its own name or in the name of a nominee or nominees and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

         (h) to employ suitable agents and counsel, and to pay their reasonable expenses and compensation; and

         (i) to borrow money from time to time for the purposes of the Trust on such terms and conditions as may be deemed to be advisable, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all of any part of the Fund.

         Provided, however, that notwithstanding any provision of the Plan to the contrary, no Trust Fund assets attributable to individually directed account amounts shall be invested in "collectibles" (as defined by Section 408(m) of the Code).

         17.4 EMPLOYER-DIRECTED INVESTMENTS. Notwithstanding any other provision of this Plan except Section 17.5, the Employer shall have the right to direct in writing the Trustee from time to time to invest the assets of the Fund in such securities or other investments as the Employer shall specify in its direction, which may include, but shall not be limited to, specifying the investment funds to be offered to Participants pursuant to Section 17.5 and the percentage of assets to be invested in and among the investment options authorized for investment under Section 17.3. Such direction shall be made in such form and manner as shall be required by the Trustee of the individual or individuals duly authorized by the Employer.

         Directed investments shall be made by the Trustee as soon as reasonably possible after actual receipt of such direction; provided, however, the Trustee shall not be liable for losses due to reasonable delay in the execution of such directions. Notwithstanding the foregoing, in no event shall a directed investment be permitted in such an investment that the Trustee, in its sole discretion, deems itself unable to administer efficiently, properly and conveniently with respect thereto; provided, however, that the Trustee's acceptance of the administration of a directed investment shall not be unreasonably withheld. The Trustee shall be under no duty to question any such direction of the Employer with respect to investments, nor shall the Trustee be required to review any securities or other property held pursuant to written notice. To the maximum extent permitted by law, the Trustee shall not have any liability whatsoever for any losses which may result from either the Employer's direction or any investment decision made pursuant to this Section, or for any loss which may result by reason of the failure of the Company to make such directions; nor shall the Trustee have any liability or responsibility whatsoever for any disparity between the performance or rates of investment return of Employer-directed investments and the Trust Fund in general.

         17.5 THE PARTICIPANT-DIRECTED INVESTMENTS, INCLUDING PARTICIPANT LOANS

         (a) Investment Direction to the Trustee. Each Participant may direct the Trustee (or the recordkeeping agent for the Trustee) as to the type of investment (including Participant loans permitted pursuant to a loan policy established by the Administrator, in its discretion, then in effect) to invest the Plan assets credited to the Participant's Accounts (other than Forfeiture Suspense Accounts ) under investment options selected pursuant to Section 17.4 hereof by the Employer (or the Benefit Administration Committee, if appointed) as described in Subsection (b) hereof. Any directions to the Trustee with respect to investments shall be delivered in writing or telephonically to the Trustee (or the recordkeeping agent for the Trustee) and shall be on a form for such purpose provided by the Trustee. Directed investments to be executed by the Trustee (or the recordkeeping agent for the Trustee) shall be made by the Trustee (or the recordkeeping agent for the Trustee) as soon as reasonably possible after actual receipt of such direction; provided, however, that the Trustee (or the recordkeeping agent for the Trustee) shall not be liable for any loss to the Accounts due to reasonable delay in the execution of such directions. Such directed investments shall be limited to those investments selected by the Employer (or the Benefit Administration Committee, if selected), pursuant to Section 17.4 hereof subject to the duty to offer a diversity of investments, among the other duties imposed by ERISA, if the Employer wishes to invoke the protection of Section 404(c) of ERISA. The Trustee may leave earnings on any securities so obtained for reinvestment in accordance with the direction of the Participant.

         The Plan is intended to constitute a plan described in ERISA Section 404(c) and Title 29 of the Code of Federal Regulations Section 2550.404c-l. The fiduciaries of the Plan may be relieved of liability for any losses which are a direct and necessary result of investment instructions given by a Participant or Beneficiary.

          Notwithstanding the foregoing, in no event shall a directed investment of a Participant be permitted in such an investment that the Trustee, in its sole discretion, deems itself unable to administer efficiently, properly and conveniently with respect thereto; provided, however, that the

Trustee's acceptance of the administration of a directed investment shall not be unreasonably withheld.

         Upon establishing separate investment subaccounts pursuant to the next subsection hereof, each such subaccount shall be credited or charged only with the increases or decreases resulting from the investment thereof as a separate unit as well as the fees and expenses properly chargeable only to each such segregated subaccount. The Trustee shall also charge against each such subaccount a pro rata portion of the fees and expenses incurred in the administration of the Plan in general, as described in Subsection (b) below and
Section 5.4(d). Thereafter, the value of the Accounts of a Participant who directs the investment thereof under this Section shall be determined by reference to the value of the subaccounts as of any applicable date of determination less such fees and expenses, notwithstanding any other provision of the Plan.

         Neither the Employer nor the Trustee shall be under any duty to question any such direction of a Participant with respect to investment options, nor shall the Employer or Trustee be required to review any securities or the property held in any Account with respect to which investment options may be made. Neither the Trustee nor the Employer shall have any liability or responsibility whatsoever for any disparity between the performance or rates of investment return of Participant-Directed Accounts and the remainder of the Trust Fund in general.

         A Participant shall be entitled to direct the investment of the Participant's Accounts subject to investment hereunder at such time and in such manner as may be nondiscriminatorily established by the Employer.

         (b) Investment of Accounts (other than Forfeiture Suspense Accounts). The Employer (or the Benefit Administration Committee, if appointed) shall select investment options (including collective funds, mutual funds and/or the Employer Stock Fund) which will be offered to Participants. Each Participant must choose to invest all of the balances of the Participant's Accounts (other than Forfeiture Suspense Accounts) in these investment options according to rules established by the Administrator (or the Benefit Administration Committee, if selected). The Trustee shall establish and maintain investment subaccounts for each investment option. Investment options offered by the Employer may be changed from time to time as it deems necessary or advisable, in its sole discretion, and the Administrator may elect not to offer any investment options during any period.

         The Trustee may establish nondiscriminatory administrative procedures as to the processing of transfers and changes in the allocation of future contributions to the Accounts in which the investment may be Participant directed.

         (c) Forfeiture  Accounts.  Forfeiture Accounts shall not be subject to individual Participant direction, and to the extent forfeitures in such Accounts cannot reduce and offset Employer Matching Contributions or be used to pay Plan expenses, or can be allocated like Employer Profit Sharing Contributions, such Forfeiture Accounts shall be invested by the Trustee as general assets of the Trust Fund.

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


         (d) Segregation of Funds. All investment subaccounts shall be part of the commingled Trust Fund as regards any interest of the Participants and Beneficiaries therein. No one has or shall have any exchangeable or assignable interest in the subaccounts, which are merely bookkeeping accounts of the Trust Fund, prior to the time when a distribution is required to be made from the Trust, and then only to the extent that such distribution or distributions are from time to time payable. Nothing contained in the Plan shall have, or be deemed to have, the effect of creating a separate trust or trusts for the benefit of any Participant, Inactive Participant or Beneficiary.

         (e) Payment of Expenses. The Employer does not and will not guaranty the Trust Fund against loss. The Employer shall pay the settlor expenses of the Plan and Trust, including the fees of consultants and lawyers, and other expenses, in connection with the amending, restating, converting and continuing the Plan and Trust as a 401(k) Plan. The Employer, however, shall not be obligated to pay, although it may do so in its sole discretion, the fees of the Trustee (provided the Trustee is not a paid employee of an Employer) from time to time for acting as such or other costs and expenses of administering the Plan and Trust, the taxes imposed upon the Trust, if any, and the fees, charges, or commissions with respect to the purchase and sale of trust investments. Such other costs and expenses, taxes (if any), and fees, charges, and commissions shall be a charge upon the Trust Fund and payable by the Plan, as described in
Section 5.4(c), unless paid by the Employer, in its discretion.

         (f) Preservation of Account Balances. The sum total of all Accounts maintained on behalf of each Participant in the investment funds of this Plan as of the effective date of the amendment, restatement, conversion and continuation of the Plan shall be equal to the sum total of all accounts maintained on behalf of each Participant in the investment funds in the aggregate of the Retirement Plan and ESOP of the day immediately prior to such amendment, restatement, conversion and continuation.

         17.6 CUSTODIAL ROLE. Notwithstanding any other provisions in this Plan, if the Trustee is a bank and the bank does not have trust powers under State and/or Federal banking laws and regulations, but otherwise qualifies as a Bank under Section 581 of the Code, then the Trustee will assume the role as a custodian under this Plan, and all investments shall be handled in accordance with Section 17.4 or Section 17.5 as applicable. Furthermore, a bank or trust company having trust powers shall act as custodian where Participant or Employer-directed investments are made under Section 17.4 or Participant-directed Investments are made under Section 17.5. In such cases the Trustee's responsibilities will be as provided in Sections 17.4 and 17.5.

         17.7 LIABILITY OF TRUSTEE. The Trustee shall not be liable for its failure to carry out the terms of this Plan, or any instruction or direction of the Employer (or its agent), the Administrator (or Committee) or a Participant, when issued in accordance with this Plan, or for relying upon advice given by any competent counsel or other agent employed by the Trustee or Employer or the Administrator, or for the making, retention or sale of any investment or reinvestment, or for any loss to or diminution of the Trust Fund, except due to its own negligence, misfeasance, nonfeasance or malfeasance, lack of good faith or conduct otherwise constituting a breach of fiduciary duty under ERISA.

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         17.8 COURT ACTIONS.  As a prerequisite to taking any action  hereunder, the Trustee shall neither be required to receive either any order to consent of any court, nor shall the Trustee be required to file any court return or to report to any court.

         17.9 PRUDENT MAN RULE. In discharging its duties, the Trustee shall act with the skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims:

         (a) by diversifying the investments of the Trust, to the extent the Trustee has the discretionary authority and responsibility for such investments, so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

         (b) in accordance with the documents and instruments governing the Plan, insofar as such documents and instruments are consistent with the provisions of ERISA.

         17.10 PROHIBITED TRANSACTIONS. Any other provisions of the Plan and Trust Agreement to the contrary notwithstanding, neither the Employer, the Administrator, the Trustee nor any Disqualified Person as defined in Section 4975(d) of the Code may engage, directly or indirectly, in any of the acts or transactions under Section 4975(c) of the Code and Section 406 of ERISA for which no exemption is provided by Section 4975(d) of the Code or Section 408 of ERISA.

         17.11 CONFLICT OF INTEREST. The Trustee shall not (a) deal with the assets of the Plan in its own interest or for its own account, (b) in its individual or in any other capacity, act in any transaction involving the Plan (or on behalf of a party or representing a party) where interests are adverse to the interest of the Plan or the interest of its Participants or Beneficiaries, or (c) receive any consideration for its own account from any party dealing with the Plan in connection with a transaction involving the assets of the Plan. Provided, however, that nothing in this Section shall be construed to preclude the Trustee from receiving reasonable compensation for services rendered, or for reimbursement of expenses properly and actually incurred in the performance of its duties under the Plan.

         17.12 EXEMPTIONS. Nothing in this Article shall be construed to preclude a transaction which is otherwise prohibited hereunder or under the Act, provided that the Trustee, or any other interested party or parties, shall first apply to, and secure from the Secretary of Labor, an exemption with respect to such transaction.

         17.13 FIDUCIARY INSURANCE. The Trustee may purchase insurance to insure itself, the Trust Fund, or other fiduciary against liability or losses occurring by reason of an act or omission of any fiduciary, provided that such insurance shall permit recourse by the insurer against the fiduciary in the case of a breach of fiduciary duty.

         17.14 ACCOUNTS. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, investment subaccounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Employer. The Trust Fund may, at the Trustee's discretion, be administered on a unit accounting basis and the value of a unit on the date of adoption or amendment of the Plan shall be as determined by the Trustee.

         17.15 REPORTS. Annually, or more frequently if determined by either the Employer or the Trustee, or as shall be required by law, the Trustee shall cause a valuation to be made of the Trust Fund at its Fair Market Value. Within 120 days after the end of the Plan Year (or on such other date as may be prescribed under regulations of the Secretary of Labor) and at the time of each valuation during the Plan Year, the Trustee shall file with the Employer and certify the accuracy of a written statement setting forth, for the valuation period, all investments, receipts, disbursements, and such other information as the Trustee maintains which the Employer may require from time to time in order to fulfill its obligations under applicable law. Upon expiration of 90 days from the date of filing of the statement as provided herein, the Trustee's liability for any inaccuracies or omissions appearing upon the face of such statement shall cease, except as otherwise may be provided by law, and except with respect to any inaccuracies or omissions as to which the Employer shall file with the Trustee written objection before the expiration of such 90-day period. To the extent consistent with applicable law, each transaction, whether an increase or a decrease to the Trust Fund, may be expressed in terms of a number of units computed on the basis of the unit value determined on the preceding Allocation Date. In the event that transactions are reported in this manner, the Trustee shall state, in addition to such other information as is required by law, the number of units in the Trust Fund and the value of a unit on the date of the statement.

         17.16 PAYMENTS. The Trustee shall make payment from the Trust Fund to such persons, in such manner and in such amounts as the Administrator may direct in writing from time to time. The Trustee shall be fully protected in acting upon any such written direction without inquiry or investigation, and shall have no duty or authority to determine the rights or benefits of any Participant or Beneficiary under the Plan, or to inquire into the right or power of the Employer to direct any payment from the Fund.

         17.17 DIRECTION OF COMMITTEE. The Trustee shall be fully protected in relying upon the written certification of the Employer as to the membership and extent of authority of any committee duly authorized to act on its behalf and in continuing to rely thereon until subsequent certification has been delivered to the Trustee. The Trustee shall be fully protected in relying and acting upon any written direction of such committee whose membership and authority has been certified to the Trustee, and in continuing to so act and rely until subsequent certification that said authority has been revoked or modified has been delivered to the Trustee.

         17.18 IMPOSSIBILITY OF PERFORMANCE. In case both the Company and the Trustee determine that it is impossible for either the Employer or the Trustee to perform any act under this Article, that act shall be performed which in the judgment of the Trustee will most nearly carry out the intent and purpose of the Plan. All parties to this Plan or all parties in any way interested in the Plan shall be bound by any acts performed under such conditions.

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


         17.19 EXPENSES. The expenses incurred by the Employer in the installation, administration and amendment of the Plan shall be paid from the Trust Fund, unless paid directly by the Employer. Such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee and the expenses incurred by the Trustee in the performance of its duties, including professional fees of any person, firm or agent employed by the Trustee to carry out the investment, management or administrative functions hereunder, and all other proper charges and disbursements of the Trustee, shall be paid from the Trust Fund, unless paid directly by the Employer in its sole discretion.

         17.20 TAXES AND  WITHHOLDING.  The  Trustee  shall pay out of the Trust
Fund taxes of any and all kinds including, without limiting the generality of the foregoing, property taxes and income taxes levied or assessed under existing or future laws upon or with respect to the Trust, or any moneys, securities or other property forming a part thereof, or the income therefrom, subject to the terms of any agreements or contracts made with respect to trust investments which make other provisions for such tax payments. The Trustee may assume that any taxes assessed on or with respect to the Trust or its income are lawfully assessed unless the Employer shall in writing advise the Trustee that in the opinion of counsel for the Employer, such taxes are or may be unlawfully assessed. In the event that the Employer shall so advise the Trustee, the Trustee shall, if so requested in writing by the Employer, contest the validity of such taxes in any manner deemed appropriate by the Employer or its counsel for the refund, abatement, reduction or elimination of any such taxes. At the direction of the Administrator, the Trustee shall comply with all federal and state requirements relating to tax withholding for any distribution made by the Trust.

         17.21 RESIGNATION OR REMOVAL OF TRUSTEE. The Trustee may resign at any time upon 90 days' written notice to the Employer (or such other shorter notice as may be accepted by the Employer). The Trustee may be removed by the Employer, or the Employer may increase or decrease the number of Trustees, at any time upon 90 days' written notice delivered to the Trustee (or such shorter notice as may be accepted by the Trustee). In the event of such removal or resignation, the Employer shall designate a Successor Trustee or other medium of funding under an agreement executed for such purpose. If the Employer does not so designate such Successor Trustee or medium of funding within 60 days, the Trustee may apply to a court of competent jurisdiction for the purpose of securing the designation of same. Upon the expiration of 90 days from resignation or removal of the Trustee (or such shorter period as agreed upon), the Trustee's liability for any inaccuracies or omissions shall cease, except as otherwise may be provided by law, and except with respect to any inaccuracies or omissions as to which the Employer shall file with the Trustee written objection before the expiration of such 90-day period (or such shorter period as agreed upon).

         17.22 TRANSFER OF ASSETS TO A SUCCESSOR TRUSTEE OR OTHER MEDIUM OF FUNDING. In the event the Employer wishes to continue the Plan through a Successor Trustee or through another medium of funding, it may, upon 90 days' written notice (or shorter notice if agreed by the Successor Trustee) and upon furnishing evidence of the continuation of the Plan through a Successor Trustee or medium of funding, direct the Trustee to transfer the assets of the Trust Fund to such Successor Trustee or medium of funding, in which event the Trustee shall deliver in cash or in kind the assets of the Trust Fund (less reasonable and contracted for expenses), including such instruments of conveyance and further assurance as may be reasonably required for vesting in such

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


Successor Trustee or other medium of funding all right, title and interest of the Trustee in assets of the Trust Fund attributable to the Employer. The transfer of assets under the circumstances above shall not, within itself, be deemed a termination of the Plan, or a cessation of Qualified Nonelective Employer Contributions, Employer Matching Contributions or Employer Profit Sharing Contributions to the Plan. Upon completion of such transfer of assets, the terms and provisions of the Plan shall continue to control with respect to the Employer or the Plan (or its successor) as it may be continued by the Employer.

         17.23 ASSETS OF CONTROLLED GROUP MEMBERS. A Controlled Group Member with the written approval of the other Controlled Group Members may direct the Trustee to commingle the Trust Fund assets with those of the assets of other Controlled Group Members held by the Trustee in a mutual, commingled, pooled or common Trust Fund; provided, however, that adequate records shall be maintained at all times so that it is possible to ascertain and separate the Trust Fund assets of each Controlled Group Member.

         17.24 DISTRIBUTIONS IN KIND. The Administrator may direct the Trustee (or its recordkeeping agent) to make distributions in kind rather than in cash, provided any such distribution is to an Individual Retirement Account described in Section 408 of the Code and established with the Plan's recordkeeper, and provided such distribution shall not favor a Highly Compensated Employee or the Spouse of a Highly Compensated Employee who is an Alternate Payee under a Qualified Domestic Relations Order described in Section 16.5.

         17.25 PURCHASES AND SALES OF EMPLOYER STOCK. All purchases of shares of Employer Stock shall be made at prices which, in the judgment of the Plan Administrator, do not exceed the Fair Market Value of such stock. All sales of shares of Employer Stock shall be made at prices which, in the judgment of the Plan Administrator, are not less than the Fair Market Value of such stock. The determination of Fair Market Value shall be made in good faith by the Plan Administrator in accordance with the Plan and in accordance with any applicable provisions of ERISA. The Plan Administrator shall direct the Trustee when to buy or sell Employer Stock and at what price, and the Trustee shall have no duty to question the directions of the Plan Administrator in this respect or to advise the Plan Administrator regarding the purchase, retention or sale of Employer Stock; provided, however, that the Plan Administrator shall not direct the Trustee to act otherwise than in accordance with the Plan and Trust Agreement and in accordance with any applicable provisions of ERISA, including any applicable rules regarding prohibited transactions.

         17.26 REGISTRATION OF EMPLOYER STOCK. If the Plan Administrator directs the Trustee to dispose of any Employer Stock under circumstances which require registration and/or qualification of the securities under applicable federal or state securities laws, then the Employer, at its expense, will take, or cause to be taken, any and all such actions as may be necessary or appropriate to effect such registration and/or qualification.

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


     17.27 INVESTMENTS IN EMPLOYER STOCK

         (a) The Trustee shall have all powers and authority necessary for the performance of its duties, including those powers designated in the Trust Agreement and in this Plan. However, such powers shall not include the power to borrow to purchase Employer Stock.

         (b) Any cash received by the Trustee may be invested to the extent practicable in shares of Employer Stock, subject to Participant investment elections provided for in Section 17.5. The Trustee is specifically authorized to invest and hold up to one hundred percent (100%) of the Trust assets invested in the Employer Stock Fund in "qualifying employer securities" (as that term is defined in Section 407(d)(5) of ERISA). The Trustee may purchase such Employer Stock directly from the Employer or from any other available source. Such stock or securities may be outstanding, newly issued or treasury securities. All such purchases must be made at not more than their Fair Market Values.

     17.28 VOTING AND TENDERING OF EMPLOYER STOCK

         (a) The Trustee shall vote on shares of Employer Stock that are attributable to the Unit Value in each Participant's Account in accordance with the directions of each Participant (and each Beneficiary of a Participant) to whose Account such Unit Value has been credited (including fractional as well as whole shares) therein. For purposes of determining the number of shares to be voted, the Trustee shall use the Valuation Date that coincides with the record date for proxy solicitation by the Employer.

         (b) It is intended that the Trustee's functions and responsibilities with respect to Employer Stock, including Employer Stock in the Forfeiture Suspense Account, with respect to voting and tender exchange offers, shall be exercised as follows:

               (1) Each Participant (and each Beneficiary of a Participant) is hereby designated as a Named Fiduciary with respect to the portion of the shares of Employer Stock attributable to his Units held under the Employer Stock Fund, and with respect to a pro rata portion of the shares held in the Forfeiture Suspense Accounts, and shall have the right to direct the Trustee with respect to the voting of such shares on each matter brought before any meeting of the shareholders of the Company. The portion of the shares of the Employer Stock Fund allocable to each Participant or Beneficiary shall be equal to a percentage of the total shares of Employer Stock held in the Employer Stock Fund as of the record date for proxy solicitation which the Units attributable to such Participant or Beneficiary as of such date bears to the total Units of the Employer Stock Fund as of such date. This same percentage shall be applied in determining the voting of shares of Employer Stock held in the Forfeiture Suspense Accounts.

               (2) Before each such meeting of shareholders, the Company shall cause to be furnished to each Participant and Beneficiary a copy of the proxy solicitation materials, together with a form requesting direction to the Trustee on how the whole and fractional Employer Stock which are subject to such Participant's or Beneficiary's voting directions shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed
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

the number of shares of Employer Stock (including fractional shares) which are subject to such Participant's or Beneficiary's directions, and the Trustee shall have no discretion in such matter.

               (3) The Trustee shall, separately, in the case of each share of Employer Stock, vote the whole and fractional shares of Employer Stock for which it has not received direction in the same proportion as the directed shares of such Employer Stock are voted. Moreover, the Trustee shall vote all shares of Employer Stock (including fractional shares) in the Forfeiture Suspense Accounts in the same proportion as the directed shares are voted. The Trustee shall have no discretion in such matter.

               (4) The provisions of this paragraph shall apply in the event a tender offer or exchange offer for Employer Stock is commenced by a person or persons (hereinafter, a "tender offer"), including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect. The Trustee shall have no discretion or authority to sell, exchange or transfer any Employer Stock pursuant to such tender offer except to the extent, and only to the extent, provided in this Plan.

                    (A) Each Participant and Beneficiary is hereby designated as a Named Fiduciary with respect to the decision whether to tender or exchange certain shares of Employer Stock, as follows. Each such Named Fiduciary shall have the right to direct the Trustee in writing as to the manner in which to respond to a tender offer, to the extent of (i) the percentage of shares of Employer Stock held under the Employer Stock Fund as determined under Section 17.28(b)(1) above and (ii) an identical percentage of the shares of Employer Stock (including fractional shares) held in the Forfeiture Suspense Accounts.

                    (B) Upon timely receipt of such directions from the Named Fiduciaries, the Trustee shall respond as instructed with respect to such shares.

                    (C) If the Trustee does not receive timely instructions from a Named Fiduciary as to the manner in which to respond to such a tender offer, the Trustee shall not tender or exchange any of the shares of Employer Stock (including fractional shares) which are subject to such Named Fiduciary's direction, and the Trustee shall have no discretion in such matter.

                    (D) For the Forfeiture Suspense Accounts, the number of shares of Employer Stock (including fractional shares) to be tendered or exchanged by the Trustee shall be equal to the product of: (A) the number of shares in the Forfeiture Suspense Accounts, times (B) a fraction, the numerator of which is the number of shares of Employer Stock (including fractional shares) that the Named Fiduciaries have, in aggregate, directed the Trustee to tender, and the denominator of which is the total number of shares of Employer Stock (including fractional shares) allocated to the Accounts of all of the Named Fiduciaries. The Trustee shall have no discretion in such matters.

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


                    (E) The Plan Administrator shall solicit from each Participant and Beneficiary the directions described in this Section 17.28 as to whether shares are to be tendered, and shall instruct the Trustee as to the amount of shares to be tendered, in accordance with the above provisions.

                          18. AMENDMENT OR TERMINATION

     18.1 RIGHT TO AMEND PLAN

         (a) Only the Company may amend this Plan. The Plan may be amended at any time and from time to time; provided, however, that no amendment shall limit or remove the authority of the Company to terminate the Plan, or shall change the duties or liabilities of any of the parties without their consent. No amendment shall have any retroactive effect so as to deprive any Participant of any Vested interest except that no amendment made to conform to the Code or any federal or state statute, regulation or ruling shall be considered prejudicial to any Participant, and that no amendment shall ever cause any reversion of funds to the Employer.

         (b) If the Plan's Vesting Schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy Vesting Schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change.

         The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of: (i) sixty (60) days after the amendment is adopted; (ii) sixty (60) days after the amendment becomes effective; or (iii) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Administrator.

         (c) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. For purposes of this subsection, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

     18.2 LIMITATION OF RIGHT TO AMEND. No amendment shall have the effect of causing or permitting any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants and Beneficiaries, and no amendment shall have the effect of revesting in the Employer any portion of the Trust Fund.

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


     18.3 TERMINATION OF PLAN BY COMPANY

         (a) Right Reserved. Although the Company expects the Plan to be continued indefinitely, it reserves the right to terminate the Plan at any time by action of the Board and to discontinue all contributions hereunder. The Company reserves the right to temporarily suspend contributions from time to time as it shall deem appropriate and necessary, and such suspension of contributions shall not be considered to be a termination of the Plan. In the event of termination or partial termination of the Plan, or a complete discontinuance of contributions to the Plan, the Company shall notify the Trustee in writing of such termination and, prior to any distribution of assets hereunder, shall file notice, in such form and manner as is required by law, if any, with the Internal Revenue Service.

         (b) Distribution Upon Termination. In the event of the termination or partial termination of the Plan, the Account balances of each affected
Participant shall be nonforfeitable. In the event of a complete discontinuance of contributions, the Account balances of each affected Participant will be nonforfeitable. The Company, by written notice of termination of the Plan, shall direct the Trustee to reduce such assets of the Trust Fund to cash which are not designated by the Employer, or, in the case of illiquid assets, by the Trustee, to be retained for distribution in kind. The Trustee shall cause a valuation of the Trust Fund to be made as of the date such assets are reduced to cash, at which time the balances of Accounts shall be brought up to date. Upon completion of such accounting and receipt from the Company of directions as to the form of distributions, the Trustee shall distribute the assets of the Trust Fund to the Participants or Beneficiaries, as the case may be, in accordance with such directions. Each Participant or Beneficiary who is entitled to receive a distribution from an Account may elect to receive the payment of such Account in a lump sum or through an annuity purchased from a commercial insurance carrier licensed in the State of Tennessee.

         18.4 MERGERS. In the event of any merger or consolidation with, or transfer of assets to, any other plan, each Participant will receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to immediately before such merger, consolidation or transfer (if the Plan had then terminated).

                                19. MISCELLANEOUS

         19.1 LIABILITY OF EMPLOYER. No Employee, Participant, Inactive or Retired Participant or Beneficiary shall have any right or claim to any benefit under the Plan except in accordance with its provisions. The adoption of the Plan shall neither be construed as creating any contract of employment between the Employer and any Employee or otherwise conferring upon any Employee or other person any legal right to continuation of employment, nor as limiting or qualifying the right of the Employer to discharge any Employee without regard to the effect that such discharge might have upon the Participant's rights under the Plan.

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         19.2 SPENDTHRIFT  CLAUSE.  No benefit or interest  available  hereunder
will  be  subject  to   assignment  or   alienation,   either   voluntarily   or
involuntarily, except as permitted under Section 401(a)(13) of the Code. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, or any domestic relations order entered before January 1, 1985.

         19.3 SUCCESSOR BUSINESS OF EMPLOYER. Unless this Plan is sooner terminated, any incorporated successor to the business of the Employer may continue the Plan and such successor shall thereupon succeed to all the rights, powers and duties of the Employer hereunder. The employment of any Employee who has continued in the employ of such successor shall not be deemed to have been terminated or severed for any purpose hereunder. In the event that the Employer is reorganized or dissolved for any reason without any provision being made for the continuance of this Plan by a successor to the business of the Employer, the Plan shall terminate and the assets shall be distributed as provided in Section 18.3(b).

         19.4 INSURANCE COMPANY NOT RESPONSIBLE. No insurance company which may issue any policy upon the application of the Trustee shall be required to take or permit any action contrary to the provisions of such policy; or be bound to allow any benefit or privilege to any person interested in any policy it has issued which is not provided in such policy; or be deemed to be a party to this Agreement for any purpose; or be responsible for the validity of this Agreement; or be required to look into the terms of this Agreement or question any act of the Trustee hereunder; or be required to see that any action of the Trustee is authorized by this Agreement. Any such issuing company shall be fully discharged from any and all liability for any amount paid to the Trustee, or in accordance with its direction; and no issuing company shall be obligated to see to the application of any moneys so paid by it. Any such issuing company shall be fully protected in taking or permitting any action on the faith of any instrument executed by the Trustee, and shall incur no liability for so doing.

         19.5 PERSONS UNDER LEGAL DISABILITY. In the case of any distribution to a minor or other person under a legal disability, the Plan Administrator, in its discretion, may determine and shall so direct the Trustee that benefit payments shall either (1) be made directly to such person under a legal disability or (2) be made directly to the person who has assumed the care of such person to be used for the support, maintenance or education of such person, or (3) be made to the duly appointed guardian or other representative, if any, of such person. Any action taken by a duly appointed guardian or other legally authorized representative on behalf of an individual under a legal disability, including any consent given by such guardian or representative, shall have the effect of action taken or consent given by the individual.

         19.6 CONFLICT OF PROVISIONS. If any provision or term of this Plan, or of the Trust Agreement entered into pursuant hereto, is deemed to be at variance with, or contrary to, any law of the United States or applicable state law, said provision shall be severable to the extent it does not disqualify the Plan under Sections 401(a) and 501(a) of the Code and the provision of the law shall be deemed to govern.

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         19.7  DEFINITION  OF  WORDS.  Feminine  or  neuter  pronouns  shall  be substituted for those of the masculine form, and the plural shall be substituted for the singular, in any place or places herein where the context may require such substitution or substitutions.

         19.8 TITLES. The titles of Articles and Sections are included only for convenience and shall not be construed as a part of the Plan or in any respect to affect or modify its provisions.

         19.9 MULTIPLE COPIES. This Plan may be executed in counterparts, each of which shall be considered an original.

         19.10 APPLICABLE LAW. Except with respect to a separate trust document adopted by the Employer which contains a provision that other state law applies to that document, the laws of the State of Tennessee shall apply with respect to the interpretation and construction of the provisions of the Plan, to the extent not preempted by ERISA or given over herein under ERISA to the interpretation or construction of the Administrator under Section 16.1.



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     IN  WITNESS  WHEREOF,  the  Company  hereby  amends and  restates  the Plan effective as of the dates set forth herein this 30th day of December, 2002.



                                      DOLLAR GENERAL CORPORATION
                                      By: Benefit Administration Committee


                                         By:/s/ Steve Heckle
                                            ------------------------------------

                                         Name: Steve Heckle
                                               ---------------------------------

                                         Title: Chairman, BAC
                                               ---------------------------------


                                         By:/s/ Wade Smith
                                            ------------------------------------

                                         Name:  Wade Smith
                                               ---------------------------------

                                         Title: Vice Chairman, BAC
                                               ---------------------------------

                                      RECEIVED & ACKNOWLEDGED
                                      BY MELISSA BUFFINGTON, CO-TRUSTEE



                                      /s/ Melissa Buffington
                                      ---------------------------------------




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